EXHIBIT 10.72

                            ASSET EXCHANGE AGREEMENT

                                 By and Between

                       AMERICAN RADIO SYSTEMS CORPORATION

                                       and

                    SECRET COMMUNICATIONS LIMITED PARTNERSHIP

                                   Dated as of

                                  May 30, 1996

                                TABLE OF CONTENTS



ARTICLE 1         DEFINED TERMS.............................................2

ARTICLE 2         EXCHANGE OF LICENSES AND STATIONS.........................2

         2.1      Agreement to Exchange Licenses and Stations...............2
         2.2      Assumption of Liabilities and Obligations. ...............4
         2.3      Like-Kind Exchanges.......................................6
         2.4      Closing Date..............................................7

ARTICLE 3         REPRESENTATIONS AND WARRANTIES OF SECRET..................7

         3.1      Organization and Business; Power and Authority;
                    Effect of Transaction...................................7
         3.2      Financial and Other Information.  ........................8
         3.3      Changes in Condition......................................9
         3.4      Materiality...............................................9
         3.5      Title to Properties; Leases...............................9
         3.6      Compliance with Private Authorizations...................10
         3.7      Compliance with Governmental Authorizations and
                      Applicable Law.......................................10
         3.8      Intangible Assets........................................12
         3.9      Related Transactions.....................................12
         3.10     Insurance................................................12
         3.11     Tax Matters..............................................13
         3.12     Employee Retirement Income Security Act of 1974..........13
         3.13     Absence of Sensitive Payments............................13
         3.14     Inapplicability of Specified Statutes....................13
         3.15     Employment Arrangements..................................14
         3.16     Material Agreements......................................14
         3.17     Ordinary Course of Business..............................14
         3.18     Broker or Finder.........................................15
         3.19     Solvency.................................................16
         3.20     Environmental Matters....................................16

ARTICLE 4         REPRESENTATIONS AND WARRANTIES OF AMERICAN...............17

         4.1      Organization and Business; Power and Authority;
                     Effect of Transaction.................................17
         4.2      Financial and Other Information.  .......................18
         4.3      Changes in Condition.....................................18
         4.4      Materiality..............................................18
         4.5      Title to Properties; Leases..............................19
         4.6      Compliance with Private Authorizations...................20
         4.7      Compliance with Governmental Authorizations
                     and Applicable Law....................................20
         4.8      Intangible Assets........................................22

         4.9      Related Transactions.....................................22
         4.10     Insurance................................................22
         4.11     Tax Matters..............................................23
         4.12     Employee Retirement Income Security Act of 1974..........23
         4.13     Absence of Sensitive Payments............................23
         4.14     Inapplicability of Specified Statutes....................23
         4.15     Employment Arrangements..................................24
         4.16     Material Agreements......................................24
         4.17     Ordinary Course of Business..............................25
         4.18     Broker or Finder.........................................26
         4.19     Solvency.................................................26
         4.20     Environmental Matters....................................26

ARTICLE 5         COVENANTS................................................27

         5.1      Access to Information; Confidentiality...................27
         5.2      Agreement to Cooperate...................................28
         5.3      Public Announcements.....................................30
         5.4      Notification of Certain Matters..........................30
         5.5      No Solicitation..........................................31

ARTICLE 6         CLOSING CONDITIONS.......................................31

         6.1      Conditions to Obligations of Each Party to
                    Effect the Exchange....................................31
         6.2      Conditions to Obligations of American....................33
         6.3      Conditions to Obligations of Secret......................35

ARTICLE 7         TERMINATION, AMENDMENT AND WAIVER........................36

         7.1      Termination..............................................36
         7.2      Effect of Termination....................................37
         7.3      Amendment................................................38
         7.4      Waiver...................................................38
         7.5      Fees, Expenses and Other Payments........................38

ARTICLE 8         INDEMNIFICATION..........................................38

         8.1      Survival.................................................38
         8.2      Indemnification..........................................39
         8.3      Limitation of Liability..................................39
         8.4      Notice of Claims.........................................39
         8.5      Defense of Third Party Claims............................40
         8.6      Exclusive Remedy.........................................40

ARTICLE 9         GENERAL PROVISIONS.......................................40

         9.1      Notices..................................................40
         9.2      Specific Performance; Other Rights and Remedies..........41
         9.3      Severability.............................................41
         9.4      Counterparts.............................................42
         9.5      Section Headings.........................................42
         9.6      Governing Law............................................42
         9.7      Further Acts.............................................42
         9.8      Entire Agreement.........................................42
         9.9      Assignment...............................................43
         9.10     Parties in Interest......................................43
         9.11     Mutual Drafting..........................................43


APPENDIX A:      Definitions

EXHIBITS:

  EXHIBIT A-1:    Form of American Stations LMA (Section 5.2(d))
  EXHIBIT A-2:    Form of Detroit LMA (Section 5.2(d))
  EXHIBIT A-3:    Form of Philadelphia LMA (Section 5.2(d))
  EXHIBIT B-1:    Form of Studio Lease (Section 6.1(d))
  EXHIBIT B-2:    Form of Tower Lease (Section 6.1(d))
  EXHIBIT C-1:    Opinion Items for Counsel of Secret (Section 6.2(b))
  EXHIBIT C-2:    Opinion Items for FCC Counsel of Secret (Section 6.2(b))
  EXHIBIT D-1:    Opinion Items for Counsel of American (Section 6.3(b))
  EXHIBIT D-2:    Opinion Items for FCC Counsel of American (Section 6.3(b))

                            ASSET EXCHANGE AGREEMENT

         This ASSET EXCHANGE AGREEMENT (this "Agreement") is dated as of May 30, 1996, by and between American Radio Systems Corporation, a Delaware corporation ("American"), and Secret Communications Limited Partnership, a Delaware limited partnership ("Secret").

         WHEREAS, Secret is the licensee of and operates radio stations KSFM-FM and KMJI-AM, Sacramento, California (individually, a "Secret Station" and collectively, the "Secret Stations") pursuant to licenses issued by the FCC (the "Secret Licenses");

         WHEREAS, upon the consummation of the transactions contemplated by the Agreement and Plan and Merger (the "Marlin Agreement"), dated as of March 15, 1996, by and among American, ARS Acquisition Company, Inc. and Marlin Broadcasting Company, Inc. ("Marlin"), Marlin will become a wholly-owned subsidiary of American;

         WHEREAS, Marlin is and will be the licensee of and operates and will have the right to operate, pursuant to a license to be issued to it by the FCC (the "Detroit License"), radio station WQRS-FM, Detroit, Michigan (the "Detroit Station") and Franklin Broadcasting Company, a wholly-owned subsidiary of Marlin, is and will be the licensee of and operates and will have the right to operate, pursuant to a license to be issued to it by the FCC ("Philadelphia License"), WFLN-FM, Philadelphia, Pennsylvania (the "Philadelphia Station" and collectively, with the Detroit Station, the "American Stations"),

         WHEREAS, American and Secret desire to exchange the Philadelphia License for the Secret Licenses and to exchange the Philadelphia Assets (other than the Philadelphia License) for the Secret Assets (other than the Secret Licenses) on the terms and conditions hereinafter set forth (or, if Franklin becomes a party hereto, to have Franklin engage in such exchanges);

         WHEREAS, the parties hereto intend the Philadelphia Exchange to qualify as a Like-Kind Exchange (as defined herein);

         WHEREAS, American and Secret desire to exchange the Detroit Assets (including the Detroit License) for cash in the amount hereinafter set forth or, at the option of American, to exchange the Detroit Assets (other than the Detroit License) and the Detroit License for the New Exchange Assets and the New Exchange License, respectively, on the terms and conditions hereinafter set forth (or, if Marlin becomes a party hereto, to have Marlin engage in such exchanges);

         NOW, THEREFORE, in consideration of the above premises and the covenants and agreements contained herein, American and Secret, intending to be legally bound, do hereby covenant and agree as follows:

                                    ARTICLE 1

                                  DEFINED TERMS

         As used herein, unless the context otherwise requires, the terms defined in Appendix A shall have the respective meanings set forth therein. Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa, and the reference to any gender shall be deemed to include all genders. Unless otherwise defined or the context otherwise clearly requires, terms for which meanings are provided in this Agreement shall have such meanings when used in either Disclosure Schedule and each Collateral
Document executed or required to be executed pursuant hereto or thereto or otherwise delivered, from time to time, pursuant hereto or thereto.

                                    ARTICLE 2

                        EXCHANGE OF LICENSES AND STATIONS

         2.1 Agreement to Exchange Licenses and Stations. Subject to the terms and conditions set forth in this Agreement, Secret and American hereby agree to exchange, transfer and deliver (or, in the case of American, to cause Marlin and Franklin to agree to exchange, transfer and deliver) on the Closing Date, the Secret Assets and the American Assets, free and clear of any Liens of any nature whatsoever except Permitted Liens, on the following terms and conditions:

                  (a) the Secret Assets other than the Secret Licenses will be exchanged by Secret with American or Franklin (if it becomes a party hereto), as the case may be, for the Philadelphia Assets other than the Philadelphia Licenses (the "Philadelphia Asset Exchange");

                  (b) the Philadelphia License will be exchanged by American Radio Systems License Corp., a wholly-owned subsidiary of American ("American License") or Franklin (if it becomes a party to this Agreement), as the case may be, with Secret for the Secret Licenses (the "Philadelphia License Exchange" and, collectively with the Philadelphia Asset Exchange, the "Philadelphia Exchange"); and

                  (c) the Detroit Assets (including the Detroit Licenses) will be exchanged by American and American License, or Marlin (if it becomes a party to this Agreement), as the case may be, with Secret for cash in the aggregate amount of $20,000,000 (to be allocated among the Detroit License and the other Detroit Assets as American and Secret shall agree, consistent with the Exchange Schedule), payable by wire transfer of immediately available funds to such accounts as American shall designate in writing; provided, however, that in the event American shall, or cause Marlin to, elect to effect one or more Like-Kind Exchanges pursuant to the provisions of Section 2.3, the provisions of
         Section 2.3 shall govern any such exchange (the "Detroit Exchange" and, collectively with the Philadelphia Exchange, the "Exchange").

         This Agreement, and the representations, warranties, covenants and agreements of American, are based on the premise that, following the consummation of the transactions contemplated by the Marlin Agreement, Franklin will be merged into Marlin and, thereafter, Marlin will be merged into American, and the Detroit License and the Philadelphia License will be transferred to American License. Anything in this Agreement to the contrary notwithstanding, American shall have the right, in its sole and absolute discretion, not to proceed with such mergers and License transfers, in which event American shall cause Marlin (which owns the Detroit Assets) and Franklin (which owns the Philadelphia Assets) to become parties to this Agreement, in which event Franklin will agree to transfer those Assets and Licenses as described in clauses (a) and (b) of this Section and will be the transferee of the Secret Assets (including the Secret Licenses) and Marlin will agree to transfer those Assets and Licenses as described in clause (c) of this Section and will be the transferee of the $20,000,000 (or the New Exchange Assets and the New Exchange Licenses pursuant to the provisions of Section 2.3). In such event, (i) the representations and warranties of American with respect to the ownership and operation of the American Stations and American Assets shall be deemed to apply to the ownership and operation thereof by Marlin and Franklin, as the case may be, (ii) American shall cause Marlin and Franklin to enter into the American Stations LMA, (iii) American shall furnish and shall cause Marlin and Franklin to furnish, at the Closing, such agreements, certificates, opinions and other documents as Secret may reasonably request in order to provide Secret with the same rights and remedies as it would have had had such mergers and License transfers occurred, and (iv) all of the other provisions of this Agreement (including without limitation the obligations of Secret set forth in Section 5.4) shall remain in full force and effect. In the event American does proceed with such License transfers, American will cause American License to become a party to this Agreement, in which event American License will agree to transfer the Philadelphia License and the Detroit License as described in clauses (b) and
(c) of this Section.

         On or prior to the consummation of the Philadelphia Exchange and the Detroit Exchange, American and Secret will negotiate in good faith and agree upon a schedule setting forth the fair market value of the Philadelphia Assets (including the Philadelphia License), the Secret Assets (including the Secret License) and the Detroit Assets (including the Detroit License) and the New Exchange Assets and the New Exchange Licenses (the "Exchange Schedule"). The Exchange Schedule shall be reasonable and shall be prepared in accordance with Sections 1031 and 1060 of the Code and the Regulations thereunder. American and Secret each agrees to file all Federal, state and local Tax Returns in accordance with the Exchange Schedule.

         For purposes of this Agreement, the terms "Secret Assets", "Detroit Assets", "Philadelphia Assets" and "American Assets" shall mean all of the Assets associated with the respective Stations, other than the Excluded Assets. For purposes of this Agreement, the term "Excluded Assets" shall mean the following Assets:

                  (i)      all cash and cash equivalents;

                  (ii) all Accounts Receivable of American, Marlin, Franklin or any other direct or indirect Subsidiary of American and Secret relating to the American Stations and the Secret Stations, respectively;

                  (iii) the corporate or partnership names of each of American, Marlin and Franklin and Secret;

                  (iv) all books and records which any person is required by Applicable Law to retain, subject to the right of the other party to have access and to copy for a period of three (3) years from the Closing Date;

                  (v) any pension, profit-sharing or employee benefit plans, including any assets in any related trusts;

                  (vi) all of the real estate and buildings or other structures thereon to be owned by American, Franklin or any other direct or indirect Subsidiary of American upon consummation of the transactions contemplated by the Marlin Agreement and relating to the Philadelphia Station, including without limitation the tower site and contiguous property, the property on which the studio is located, the tower, the studio buildings and any other structures on such property;

                  (vii) all insurance policies relating to the American Assets and the Secret Assets, respectively;

                  (viii)   software   programs  and  other  assets  at  Secret's
         principal executive offices used to provide certain financial and accounting services for the Secret Stations;

                  (ix) all rights of American under the Marlin Agreement and all related agreements; and

                  (x) any and all products, profits and proceeds of, and including without limitation any Claims with respect to, any of the foregoing.

         2.2 Assumption of Liabilities and Obligations.

         (a) As of the Closing Date, (i) American shall assume and agree to pay, discharge and perform all of the obligations and liabilities of Secret with respect to the ownership and operation of the Secret Stations and the Secret Assets, and (ii) Secret shall assume and agree to pay, discharge and perform all of the obligations and liabilities of American with respect to the ownership and operation of the American Stations and the American Assets, including, in both cases, without limitation the FCC Licenses and the Contracts, except to the extent that, in either case, any such obligation or liability relates to or arises out of the Nonassumed Obligations of Secret or of American, all of which Nonassumed Obligations of Secret and of American shall be and remain the sole and exclusive obligations and liabilities of Secret and American, respectively.

         (b) The term "Nonassumed Obligations" shall mean all of the obligations and liabilities of Secret or of American, as the case may be, arising out of or relating to:

                  (i) the ownership and operation of the Secret Stations and the American Stations, as the case may be, and the related Assets, on or prior to the Closing Date, except to the extent otherwise provided in the Secret Stations LMA and the American Stations LMA, respectively;

                  (ii) those required to be disclosed in either Disclosure Schedule which are not so disclosed or which, if disclosed, Section 2.2(b)(ii) of the appropriate Disclosure Schedule indicates that American or Secret, as the case may be, will not assume such obligation or liability;

                  (iii) any breach of any warranty or any misrepresentation by Secret or American under this Agreement or any Collateral Document;

                  (iv) Secret's or American's, as the case may be, breach or violation of, or its failure to perform, any of its obligations, covenants, agreements or undertakings set forth in this Agreement or any Collateral Document, including without limitation Article 5 of this Agreement;

                  (v) any  obligation  or  liability  relating  to any  Excluded
         Asset;

                  (vi) any obligation or liability with respect to Indebtedness for Money Borrowed;

                  (vii) any taxes, fees, expenses or other amounts required to be paid by Secret or American pursuant to the provisions of this Agreement or any Collateral Document;

                  (viii) any Contract with any Affiliate of Secret or American; and

                  (ix) any obligation or liability of American (or Marlin and Franklin) with respect to future spots, whether or not disclosed in
         Section 4.16 of the American Disclosure Schedule, to Advertising Agency Associates, Inc., Allan R. Hackel or RMR.

         (c) The term "Assumed Liabilities" shall mean all of the obligations and liabilities of one of the parties that the other party has agreed to assume and pay, discharge and perform pursuant to the foregoing provisions of this Section.

         (d) Notwithstanding anything contained in this Agreement to the contrary and except as otherwise provided in the Secret Stations LMA or the American Stations LMA, as the case may be, any utility charges or operating expenses (including without limitation any Taxes) relating to periods or incurred in the ordinary course of business prior to the Closing Date shall be prorated over the applicable service period, with the transferring party responsible for any such charges or expenses on or prior to the Closing Date and the transferee party responsible for any such charges or expenses relating to any subsequent period. For these purposes, Taxes attributable to a period that begins before and ends after the Closing Date shall be treated on a "closing of the books" basis as two partial periods, one ending at the close of the Closing Date and the other beginning on the day after the Closing Date, except that Taxes (such as property Taxes) imposed on a periodic basis shall be allocated on a daily basis. Any party which shall have paid any such charges or expenses which, pursuant to the terms hereof or any LMA Agreement, are the responsibility of the other party hereunder shall furnish such other party with a detailed statement of any such charges or expenses as soon as practicable after payment thereof. The parties shall use their best efforts to agree upon such charges or expenses and upon such agreement, Secret or American, as the case may be, shall promptly reimburse the other party for any charges or expenses paid by the other party and not previously reimbursed. Nothing contained in this Section 2.2(d) is intended or shall be deemed to amend or modify the indemnification provisions of
Article 8 nor to reallocate responsibility for the matters set forth herein.

         2.3 Like-Kind Exchanges. In the event American desires to effect one or more Like-Kind Exchanges pursuant to the provisions of this Section, it shall give prompt written notice to Secret of such intention, identifying the owner or owners (the "Proposed Transferor(s)") of the license or licenses (collectively, the "New Exchange License") and the business and other assets of one or more U.S. radio stations selected by American proposed to be exchanged (the "New Exchange Assets") and the terms and conditions of the purchase of the New Exchange License and the New Exchange Assets to be made by Secret. In such event, Secret covenants and agrees as follows:

                  (a) to consent to and acknowledge the assignment of this Agreement (or such portions thereof as American shall, in its sole and absolute discretion, determine) by American or Marlin, as the case may be, to a Qualified Intermediary, in which event the purchase price for the Detroit Assets and the Detroit License shall be paid by Secret at the Closing directly to such Qualified Intermediary;

                  (b) to enter into and/or consent to the assignment of such agreements (including without limitation this Agreement) as American may reasonably request in order to consummate the acquisition of the New Exchange Assets and the New Exchange License and the Detroit Exchange; and

                  (c) to make appropriate filings with the FCC and to amend any FCC filings theretofore made and otherwise to comply with the provisions of Section 5.2(a) and the other applicable provisions of this Agreement in order to enable American to effect a Like-Kind Exchange with respect to the New Exchange Assets and the New Exchange License.

         American covenants and agrees as follows:

                  (i) it will,  in the event  Secret is required to make payment in excess of $20,000,000 for the New Exchange Assets and the New Exchange License, make payment or cause payment to be made by Marlin of such excess directly to the Proposed Transferor(s) or, in American's sole and absolute discretion, advance funds or cause funds to be advanced by Marlin as part of the Detroit Exchange to Secret in an amount necessary for it to make such payment to the Proposed Transferor(s);

                  (ii) Secret shall not assume any risks or any adverse Tax or financial consequences as a result of the Detroit Exchange being effected in the form of one or more Like-Kind Exchanges;

                  (iii) the New Exchange Assets and the New Exchange License shall be acquired by American solely on the basis of representations, warranties, covenants and agreements of the Proposed Transferor(s) of the New Exchange Assets and the New Exchange License;

                  (iv) any recourse of the Proposed Transferor(s) for Claims in connection with the transfer of the New Exchange Assets and the New Exchange License shall be made solely against American and/or Marlin; and

                  (v) it will indemnify and hold harmless Secret from and against any liabilities, losses, damages and expenses relating to any simultaneous or deferred Like-Kind Exchange relating to the Detroit Assets, including without limitation any increase in Tax payable as a consequence thereof.

Anything in this Section to the contrary notwithstanding, American shall have no right, without the written consent of Secret, to extend the Termination Date because of its rights under this Section.

         2.4 Closing Date. The closing of the Exchange (the "Closing") shall take place at Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, at 10:00 a.m., local time, on the tenth (10th) business day after the FCC Consents (or those with respect to which the Exchange of Stations is to occur) shall become Final Orders, or such other date, prior to the Termination Date, as the parties may agree (the "Closing Date"). In the event that the consummation of the Philadelphia Exchange does not occur simultaneously with the Detroit Exchange (whether for cash and/or the New Exchange Assets and the New Exchange License), the date of each such consummation shall be a Closing Date. At the Closing (or, if applicable, each Closing), each of the parties shall deliver such bills of sale, assignments, assumptions of liabilities (including without limitation, in the case of Secret, its assumption of American's obligations under the Marlin Agreement with respect to the American Stations set forth in Section 2.4 of the American Disclosure Schedule), opinions and other instruments and documents as are described in this Agreement or as may be otherwise reasonably requested by the parties and their respective counsel.


                                    ARTICLE 3

                    REPRESENTATIONS AND WARRANTIES OF SECRET

         Secret hereby represents, warrants and covenants to, and agrees with, American as follows:

         3.1  Organization  and  Business;   Power  and  Authority;   Effect  of
Transaction.

         (a) Secret is a limited partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, has all requisite power and authority (partnership and other) to own or hold under lease its properties and to conduct its business as now conducted.

         (b) Secret has all requisite power and authority (partnership and other) and has in full force and effect all Governmental Authorizations and Private Authorizations, except for those set forth in Section 3.1(b) of the Secret Disclosure Schedule which must be obtained prior to the Closing

Date, necessary to enable it to execute and deliver, and to perform its obligations under, this Agreement and each Collateral Document executed or required to be executed pursuant hereto or thereto or to consummate the Exchange and the other Transactions; and the execution, delivery and performance of this Agreement and each Collateral Document executed or required to be executed pursuant hereto or thereto have been duly authorized by all requisite partnership or other action on the part of Secret and its general partners. This Agreement has been duly executed and delivered by Secret and constitutes, and each Collateral Document executed or required to be executed pursuant hereto or thereto or to consummate the Exchange and the other Transactions when executed and delivered by Secret will constitute, legal, valid and binding obligations of Secret, enforceable in accordance with their respective terms.

         (c) Except as set forth in Section 3.1(c) of the Secret Disclosure Schedule, neither the execution and delivery by Secret of this Agreement or any Collateral Document executed or required to be executed by it pursuant hereto or thereto, nor the consummation by Secret of the Exchange and the other Transactions, nor compliance with the terms, conditions and provisions hereof or thereof by Secret:

                  (i) will conflict with, or result in a breach or violation of, or constitute a default under, any Organic Document of Secret or any Applicable Law on the part of Secret, or will conflict with, or result in a breach or violation of, or constitute a default under, or permit the acceleration of any obligation or liability in, or but for any requirement of giving of notice or passage of time or both would constitute such a conflict with, breach or violation of, or default under, or permit any such acceleration in, any Contractual Obligation of Secret; or

                  (ii) will require Secret to make or obtain any Governmental Authorization, Governmental Filing or Private Authorization, except for the FCC Consents and filings under the Hart-Scott-Rodino Act.

         (d)      Secret does not have any Subsidiaries.

         3.2 Financial and Other Information.

         (a) Secret has heretofore furnished to American copies of the unaudited financial statements of the Secret Stations listed in Section 3.2(a) of the Secret Disclosure Schedule (the "Secret Financial Statements"). The Secret Financial Statements, including in each case the notes thereto, have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby, except as otherwise noted therein or as set forth in
Section 3.2(a) of the Secret Disclosure Schedule (which schedule reflects the inclusion of "barter" transactions and the effects thereof), are true, accurate and complete, do not contain any untrue statement of a material fact or omit to state a material fact required by GAAP to be stated therein or necessary in order to make the statements contained therein not misleading, and fairly present the results of operations of the Secret Stations, on the bases therein stated, as of the respective dates thereof, and for the respective periods covered thereby subject, in the case of unaudited financial statements, to normal year-end audit adjustments and accruals.

         (b) The Broadcast Cash Flow of the Secret Stations for the twelve (12) months ended March 31, 1996 was not less than $1,150,000.

         3.3 Changes in Condition. Since March 31, 1996, except to the extent specifically described in Section 3.3 of the Secret Disclosure Schedule, there has been no Material Adverse Change in Secret. There is no Event known to Secret which Materially Adversely Affects, or (so far as Secret can now reasonably foresee) is likely to Materially Adversely Affect, Secret, except to the extent specifically described in Section 3.3 of the Secret Disclosure Schedule.

         3.4 Materiality. The representations and warranties set forth in this Article would in the aggregate be true and correct even without the materiality exceptions or qualifications contained therein or set forth in the Secret Disclosure Schedule, except for such exceptions and qualifications including without limitation those set forth in the Secret Disclosure Schedule which, in the aggregate for all such representations and warranties, are not and could not reasonably be expected to be Materially Adverse to Secret.

         3.5 Title to Properties; Leases.

         (a) There is no real property owned by Secret that is part of the Secret Assets. Secret has good indefeasible and merchantable title to all assets, tangible and intangible, constituting a part of the Secret Assets, in each case free and clear of all Liens, except (i) Permitted Liens and (ii) Liens set forth on Section 3.5(a) of the Secret Disclosure Schedule. Except for financing statements evidencing Liens referred to in the preceding sentence (a true, accurate and complete list and description of which is set forth in
Section 3.5(a) of the Secret Disclosure Schedule), no financing statements under the Uniform Commercial Code and no other filing which names Secret as debtor or which covers or purports to cover any of the Secret Assets is on file in any state or other jurisdiction, and Secret has not signed or agreed to sign any such financing statement or filing or any agreement authorizing any secured party thereunder to file any such financing statement or filing. Except as otherwise set forth in Schedule 3.5(a) of the Secret Disclosure Schedule, each Lease or other occupancy or other agreement under which Secret holds real or personal property constituting a part of the Secret Assets has been duly authorized, executed and delivered by Secret and, to Secret's knowledge, information and belief, each of the other parties thereto, and is a legal, valid and binding obligation of Secret, and, to Secret's knowledge, information and belief, each of the other parties thereto, enforceable in accordance with its terms. Secret has a valid leasehold interest in and enjoys peaceful and undisturbed possession under all Leases pursuant to which it holds any such real property or tangible personal property. All of such Leases are valid and subsisting and in full force and effect; neither Secret nor, to Secret's knowledge, information and belief, any other party thereto, is in default in the performance, observance or fulfillment of any obligation, covenant or condition contained in any such Lease.

         (b) Section 3.5(b) of the Secret Disclosure Schedule contains a true, accurate and complete description of all real property constituting a part of the Secret Assets leased by Secret and all Leases under which such real property is leased and an identification of all material items of fixed assets and equipment used in the business of the Secret Stations (other than those constituting Excluded Assets). None of the fixed assets or equipment is subject to contracts of sale, and none is held by Secret as lessee or as conditional sales vendee under any Lease or conditional sales contract and none is subject to any title retention agreement, except as set forth in Section 3.5(b) of the Secret Disclosure Schedule. Except as set forth in Section 3.5(b) of the Secret Disclosure Schedule, such real property (other than land), fixtures, fixed assets and other material items of personal property, including equipment, are in a state of good repair and maintenance and are in good operating condition, normal wear and tear excepted, have been maintained in a manner consistent with generally accepted standards of good engineering practice and currently permit the Secret Stations to be operated in accordance with the terms and conditions of their respective FCC Licenses and all Applicable Laws.

         (c) Except as set forth in Section 3.5(c) of the Secret Disclosure Schedule, since August 1, 1994, Secret has not received any notice that any such real property leased by Secret and reflected in Section 3.5(b) of the Secret Disclosure Schedule or the use thereof, violates any applicable title covenant, condition, restriction or reservation or any applicable zoning, wetlands, land use or other Applicable Law.

         3.6 Compliance with Private Authorizations. Section 3.6 of the Secret Disclosure Schedule sets forth a true, accurate and complete list and description of each Private Authorization which individually is material to the Secret Assets or either of the Secret Stations, all of which are in full force and effect. Secret has obtained all Private Authorizations which are necessary for the ownership and operation by Secret of the Secret Assets and the Secret Stations and the conduct of business thereof as now conducted or as presently proposed to be conducted or which, if not obtained and maintained, could, singly or in the aggregate, Materially Adversely Affect Secret. Secret is not in breach or violation of, or in default in the performance, observance or fulfillment of, any such Private Authorization, and no Event exists or has occurred, which constitutes, or but for any requirement of giving of notice or passage of time or both would constitute, such a breach, violation or default, under any such Private Authorization, except for such defaults, breaches or violations as do not and will not have in the aggregate any Material Adverse Effect on Secret. No such Private Authorization is the subject of any pending or, to Secret's knowledge, information or belief, threatened attack, revocation or termination.

         3.7 Compliance with Governmental Authorizations and Applicable Law.

         (a) Section 3.7(a) of the Secret Disclosure Schedule contains a description of:

                  (i) all Legal Actions pending or, to Secret's knowledge, information and belief, at any time since August 1, 1994 was pending or is currently threatened against Secret with respect to the business, operation or ownership of any of the Secret Assets or either of the Secret Stations;

                  (ii) all Claims and Legal Actions pending or, to Secret's knowledge, information and belief, threatened against Secret with respect to the business, operation or ownership of any of the Secret Assets or either of the Secret Stations which, individually or in the aggregate, are reasonably likely to result in the revocation or termination of any of the FCC Licenses or the imposition of any restriction of such a nature as would Adversely affect the ownership or operations of either of the Secret Stations; in particular, but without limiting the generality of the foregoing, there are no applications, complaints or Legal Actions pending or, to Secret's knowledge, information and belief, threatened
         (x) before the FCC relating to the business or operations of either of the Secret Stations other than applications, complaints or Legal Actions which affect the radio broadcasting industry generally, or (y) before any Authority involving charges of illegal discrimination by either of the Secret Stations under any federal or state employment Laws; and

                  (iii) each Governmental Authorization (including without limitation all FCC Licenses) required under Applicable Laws to own and operate each of the Secret Stations, as currently conducted or proposed to be conducted on or prior to the Closing Date, all of which are in full force and effect.

         (b) Secret is the authorized legal holder of the FCC Licenses listed in
Section 3.7(a) of the Secret Disclosure Schedule, none of which is subject to any restriction or condition which would limit in any respect the operations of either of the Secret Stations as currently conducted or proposed to be conducted on or prior to the Closing Date. The FCC Licenses listed in Section 3.7(a) of the Secret Disclosure Schedule are valid and in good standing, are in full force and effect and are not impaired in any Material respect by any act or omission of Secret or its partners, officers, directors, employees or agents, and the operation of each of the Secret Stations is in accordance in all Material respects with the FCC Licenses. All Material reports, forms and statements required to be filed by Secret with the FCC with respect to each of the Secret Stations have been filed and are true, complete and accurate in all Material respects. To the knowledge, information and belief of Secret, under the FCA, there are no facts that would disqualify it as the transferee of the control of the American Stations.

         Secret has obtained all Governmental Authorizations in addition to the FCC Licenses listed in Section 3.7(a) of the Secret Disclosure Schedule which are necessary for the ownership or uses of the Secret Assets and the conduct of the business of each of the Secret Stations as now conducted or as presently proposed to be conducted and which, if not obtained and maintained, would singly or in the aggregate, have any Material Adverse Effect on Secret. No such Governmental Authorization is the subject of any pending or, to Secret's knowledge, information and belief, threatened challenge or proceeding to revoke or terminate any such Governmental Authorization. Secret has no reason to believe that any such Governmental Authorization would not be renewed in the name of Secret by the granting Authority in the ordinary course.

         Neither Secret nor any partner or officer (in connection with ownership, operation of the Secret Assets or the conduct of the business of either of the Secret Stations) is in or is charged by any Authority with or, to Secret's knowledge, information and belief, at any time since August 1, 1994 has been in or has been charged by any Authority with, or is threatened or under investigation by any Authority with respect to, breach or violation of, or default in the performance, observance or fulfillment of, any Governmental Authorization listed in Section 3.7(a) of the Secret Disclosure Schedule or any Applicable Law relating to the ownership and operation of the Secret Assets or the conduct of the business of either of the Secret Stations, and no Event exists or has occurred, which constitutes, or but for any requirement of giving of notice or passage of time or both would constitute, such a breach, violation or default, under

                  (x) any Governmental Authorization or any Applicable Law, except for such breaches, violations or defaults as do not and will not have in the aggregate any Material Adverse Effect on Secret, or

                  (y)  any  Material   requirement  of  any  insurance  carrier,
         applicable to the business or operations of the Secret Assets or the Secret Stations;

except as otherwise specifically described in Section 3.7(b) of the Secret Disclosure Schedule.

         (c) With respect to matters, if any, of a nature referred to in Section 3.7(a) or 3.7(b) of the Secret Disclosure Schedule, except as otherwise specifically described in Schedule 3.7(c) of the Secret Disclosure Schedule, all such information and matters set forth in the Secret Disclosure Schedule, if adversely determined against Secret, will not, in the aggregate, Materially Adversely Affect Secret.

         3.8 Intangible Assets. Section 3.8 of the Secret Disclosure Schedule sets forth a true, accurate and complete description of all Intangible Assets (other than Governmental Authorizations) relating to the ownership and operation of the Secret Assets or the conduct of the business of either of the Secret Stations held or used by Secret, including without limitation the nature of Secret's interest in each and the extent to which the same have been duly registered in the offices as indicated therein. Secret owns or possesses or otherwise has the right to use all such other Intangible Assets necessary for the ownership and operation of the Secret Assets and the conduct of the business of either of the Secret Stations as currently conducted. Except as set forth in
Section 3.8(a) of the Secret Disclosure Schedule, no Intangible Assets (except Governmental Authorizations and the Intangible Assets so set forth) are required for the ownership or operation of the Secret Assets or the conduct of the business of either of the Secret Stations as currently owned, operated and conducted or proposed to be owned, operated and conducted on or prior to the Closing Date.

         3.9 Related Transactions. Secret is not a party or subject to any Contractual Obligation relating to the ownership and operation of the Secret Assets or the conduct of the business of either of the Secret Stations between Secret and any of its partners (or any of their partners, officers, directors or stockholders), employees or, to the knowledge, information and belief of Secret, any Affiliate of any thereof, including without limitation any Contractual Obligation providing for the furnishing of services to or by, providing for rental of property, real, personal or mixed, to or from, or providing for the lending or borrowing of money to or from or otherwise requiring payments to or from, any such Person, other than (i) Employment Arrangements listed or described in Section 3.15(a) of the Secret Disclosure Schedule and (ii) management services and consulting arrangements between Secret and its partners or their Affiliates which constitute Excluded Assets and Nonassumed Obligations of Secret.

         3.10 Insurance. Secret or one of its Affiliates maintains, with respect to the Secret Assets and the Secret Stations, policies of fire and extended coverage and casualty, liability and other forms of insurance in such amounts and against such risks and losses as are in its reasonable business judgment prudent and shall use reasonable business efforts to keep such insurance or comparable insurance in full force and effect through the Closing Date, except to the extent otherwise provided in the Secret Stations LMA.

         3.11 Tax Matters.

         (a) Secret has in respect of the Secret Assets and the Secret Stations filed all Material Tax Returns which are required to be filed, and has paid, or made adequate provision for the payment of, all Taxes which have or may become due and payable pursuant to said Tax Returns and all other governmental charges and assessments received to date other than those Taxes being contested in good faith. All Taxes in respect of the Secret Assets and the Secret Stations which Secret is required by law to withhold and collect have been duly withheld and collected, and have been paid over, in a timely manner, to the proper Authorities to the extent due and payable. Secret has not executed any waiver to extend, or otherwise taken or failed to take any action that would have the effect of extending, the applicable statute of limitations in respect of any Tax associated with the Secret Assets or the Secret Stations for the fiscal years prior to and including the most recent fiscal year.

         (b) Federal and state income Tax Returns of Secret have not been examined by the IRS or applicable state Authority, and Secret has not been notified of any proposed examination, except as shown in Section 3.11(b) of the Secret Disclosure Schedule.

         3.12 Employee Retirement Income Security Act of 1974.

         (a) All group health Plans of Secret or any ERISA Affiliate have been operated in compliance with the group health plan continuation coverage requirements of COBRA such that any noncompliance will not result in any Material liability to Secret;

         (b) No liability to the PBGC or to any other Person under Title IV of ERISA has been or is expected by Secret to be incurred by Secret with respect to any Plan, and there has been no event or condition which presents a risk of termination of any Plan by the PBGC; and

         (c) Neither Secret nor any ERISA Affiliate is or ever has been a party to any Multiemployer Plan or made contributions to any such Plan.

         3.13 Absence of Sensitive Payments. Neither Secret nor, to Secret's knowledge, information and belief, any of its partners, officers, directors, employees, agents or other representatives, has with respect to the Secret Assets or the Secret Stations (a) made any contributions, payments or gifts to or for the private use of any governmental official, employee or agent where either the payment or the purpose of such contribution, payment or gift is illegal under the laws of the United States or the jurisdiction in which made or
(b) established or maintained any unrecorded fund or asset for any purpose or made any false or artificial entries on its books.

         3.14 Inapplicability of Specified Statutes. Secret is not a "holding company", or a "subsidiary company" or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or an "investment company" or a company "controlled" by or acting on behalf of an "investment company", as defined in the Investment Company Act of 1940, as amended, or a "carrier" or a person which is in control of a "carrier", as defined in section 11301 of Title 49, U.S.C.

         3.15 Employment Arrangements. Secret has no obligation or liability, contingent or other, under any Employment Arrangement with any Secret Station Employee, other than those listed or described in Section 3.15 of the Secret Disclosure Schedule. Except as described in Section 3.15 of the Secret
Disclosure Schedule, (i) none of the Secret Station Employees is now, or, to Secret's knowledge, information and belief, since August 1, 1994, has been, represented by any labor union or other employee collective bargaining organization, and Secret is not, and has never been, a party to any labor or other collective bargaining agreement with respect to the Secret Station Employees, (ii) there are no pending grievances, disputes or controversies with any union or any other employee or collective bargaining organization of such employees, or threats of strikes, work stoppages or slowdowns or any pending demands for collective bargaining by any such union or other organization, and
(iii) neither Secret nor any of such employees is now, or, to Secret's knowledge, information and belief, has since August 1, 1994 been, subject to or involved in or, to Secret's knowledge, information and belief, threatened with, any union elections, petitions therefore or other organizational or recruiting activities, in each case with respect to any Secret Station Employees. Secret has performed in all Material respects all obligations required to be performed under all Employment Arrangements and is not in Material breach or violation of or in Material default or arrears under any of the terms, provisions or conditions thereof.

         3.16 Material Agreements. Listed on Section 3.16 of the Secret Disclosure Schedule are all Material Agreements relating to the ownership or operation of the Secret Assets or the conduct of the business of either of the Secret Stations or to which Secret is a party or to which it is bound or which any of the Secret Assets is subject. True, accurate and complete copies of each of such Material Agreements have been made available by Secret to American and Secret has provided American with photocopies of all such Material Agreements requested by American (or true, accurate and complete descriptions thereof have been set forth in Section 3.16 of the Secret Disclosure Schedule, if any such Material Agreements are oral). All of such Material Agreements are valid, binding and legally enforceable obligations of Secret and, to Secret's knowledge, information and belief, all other parties thereto, and Secret is validly and lawfully conducting the business of each of the Secret Stations and owning and operating the Subject Assets under each of such Material Agreements. Secret has duly complied with all of the terms and conditions of each such Material Agreement and has not done or performed, or failed to do or perform (and there is no pending or, to the knowledge, information and belief of Secret, threatened Claim that Secret has not so complied, done and performed or failed to do and perform) any act which would invalidate or provide grounds for the other party thereto to terminate (with or without notice, passage of time or both) such Material Agreement or impair the rights or benefits, or increase the costs, of Secret under any of such Material Agreements.

         3.17 Ordinary Course of Business. Secret, from the end of its most recent fiscal quarter to the date hereof, except (i) as may be described on
Section 3.17 of the Secret Disclosure Schedule, or (ii) as may be required or expressly contemplated by the terms of this Agreement, with respect to the Secret Assets and each of the Secret Stations:

         (a) has operated its business in the normal, usual and customary manner in the ordinary and regular course of business, consistent with prior practice;

         (b) has not sold or otherwise disposed of or contracted to sell or otherwise dispose of any of its properties or assets having a value in excess of $10,000, other than in the ordinary course of business;

         (c) except in each case in the ordinary course of business, consistent with prior practice:

                  (i) has not incurred any obligations or liabilities (fixed, contingent or other) having a value in excess of $20,000;

                  (ii) has not entered into any commitments having a value in excess of $20,000; and

                  (iii) has not canceled any debts or claims;

         (d) has not made or committed to make any additions to its property or any purchases of equipment, except for normal maintenance and replacements;

         (e) except as described in Section 3.17(e) of the Secret Disclosure Schedule, has not increased the compensation payable or to become payable to any of its employees other than in the ordinary course of business or otherwise altered, modified or changed the terms of their employment;

         (f) has not suffered any Material damage, destruction or loss (whether or not covered by insurance) or any acquisition or taking of property by any Authority;

         (g) has not waived any rights of Material value without fair and adequate consideration;

         (h) has not experienced any work stoppage;

         (i) except in the ordinary course of business, has not entered into, amended or terminated any Lease, Governmental Authorization, Private Authorization, Material Agreement, Employment Arrangement or Contractual Obligation, or any transaction, agreement or arrangement with any Affiliate of Secret; and

         (j) has not entered into any trade or barter arrangements with respect to the Secret Stations (i) which are outside the ordinary course of business,
(ii) otherwise than in accordance with Secret's prior policies and practices, or
(iii) if, together with all trade and barter arrangements entered into after March 31, 1996, such arrangements would cause the difference between fair value of Secret's trade assets and trade liabilities with respect to the Secret Stations to become more unfavorable to Secret by more than $10,000.

         3.18 Broker or Finder. No Person assisted in or brought about the negotiation of this Agreement, the Exchange or the subject matter of any other Transactions in the capacity of broker, agent or finder or in any similar capacity on behalf of Secret.

         3.19 Solvency. As of the execution and delivery of this Agreement, Secret is, and immediately prior to giving effect to the consummation of the Exchange and the other Transactions will be, solvent.

         3.20 Environmental Matters.

         (a) Except as set forth in Section 3.20(a) of the Secret Disclosure Schedule, with respect to the Secret Assets, Secret:

                  (i) to the knowledge, information and belief of Secret, has not been notified that it is potentially liable under, has not received any request for information or other correspondence concerning its potential liability with respect to any site or facility under, and is not a "potentially responsible party" under, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Resource Conservation Recovery Act, as amended, or any similar state law;

                  (ii) has not entered into or received any consent decree, compliance order or administrative order issued pursuant to any Environmental Law;

                  (iii) is not a party in interest or in default under any judgment, order, writ, injunction or decree of any final order issued pursuant to any Environmental Law;

                  (iv) is, to the knowledge, information and belief of Secret, in substantial compliance in all Material respects with all Environmental Laws, has, to Secret's knowledge, information and belief, obtained all Environmental Permits required under Environmental Laws, and is not the subject of or, to Secret's knowledge, information and belief, threatened with any Legal Action involving a demand for damages or other potential liability including any Lien with respect to Material violations or Material breaches of any Environmental Law; and

                  (v) has no knowledge of any past or present Event related to the Secret Stations or the Secret Assets which Event, individually or in the aggregate, will interfere with or prevent continued Material compliance with all Environmental Laws, or which, individually or in the aggregate, will form the basis of any Material Claim for the release or threatened release into the environment, of any Hazardous Material.

         (b)  Except as set forth in Section  3.20(b)  of the Secret  Disclosure
Schedule:

                  (i) Secret has not disposed of, released, buried or placed on any property or facility leased by Secret for use in the business of the Secret Stations during the period that such facilities and properties were leased by it or on the property of any other Person any Hazardous Materials which to Secret's knowledge, information and belief could reasonably form the basis for a Material Claim; and

                  (ii) to the knowledge, information and belief of Secret, Secret does not have any above-ground or underground fuel storage tanks on property leased by it for use in the business of the Secret Stations.


                                    ARTICLE 4

                   REPRESENTATIONS AND WARRANTIES OF AMERICAN

         American represents, warrants and covenants to, and agrees with, Secret as follows:

         4.1  Organization  and  Business;   Power  and  Authority;   Effect  of
Transaction.

         (a) American is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, has all requisite power and authority (corporate and other) to own or hold under lease its properties and to conduct its business as now conducted.

         (b) American has all requisite power and authority (corporate and other) and has in full force and effect all Governmental Authorizations and Private Authorizations, except for those set forth in Section 4.1(b) of the American Disclosure Schedule which must be obtained prior to the Closing Date, necessary to enable it to execute and deliver, and to perform its obligations under, this Agreement and each Collateral Document executed or required to be executed pursuant hereto or thereto or to consummate the Exchange and the other Transactions; and the execution, delivery and performance of this Agreement and each Collateral Document executed or required to be executed pursuant hereto or thereto have been duly authorized by all requisite corporate or other action on the part of American. This Agreement has been duly executed and delivered by American and constitutes, and each Collateral Document executed or required to be executed pursuant hereto or thereto or to consummate the Exchange and the other Transactions when executed and delivered by American will constitute, legal, valid and binding obligations of American, enforceable in accordance with their respective terms.

         (c) Except as set forth in Section 4.1(c) of the American Disclosure Schedule, neither the execution and delivery by American of this Agreement or any Collateral Document executed or required to be executed by it pursuant hereto or thereto, nor the consummation by American of the Exchange and the other Transactions, nor compliance with the terms, conditions and provisions hereof or thereof by American:

                  (i) will conflict with, or result in a breach or violation of, or constitute a default under, any Organic Document of American or any Applicable Law on the part of American, or will conflict with, or result in a breach or violation of, or constitute a default under, or permit the acceleration of any obligation or liability in, or but for any requirement of giving of notice or passage of time or both would constitute such a conflict with, breach or violation of, or default under, or permit any such acceleration in, any Contractual Obligation of American; or

                  (ii) will require American to make or obtain any Governmental Authorization, Governmental Filing or Private Authorization, except for the FCC Consents and filings under the Hart-Scott-Rodino Act.

         (d) American does not have any Subsidiaries which own or have any interest in or are a party to any agreement, arrangement or understanding relating to either of the American Stations or any of the American Assets other than those set forth on Section 4.1(d) of the American Disclosure Schedule, each of which is a corporation which is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, with full power and authority (corporate and other) to own or hold under lease its properties and to conduct its business as now conducted. American owns all of the outstanding capital stock of each such Subsidiary. Except as the context otherwise requires, the representations and warranties of`American set forth in this Article shall apply to each of such Subsidiaries with the same force and effect as though each of them was named in each Section hereof.

         4.2 Financial and Other Information.

         (a) American has heretofore furnished to Secret copies of the financial statements of the American Stations listed in Section 4.2(a) of the American
Disclosure Schedule (the "American Financial Statements"). The American Financial Statements, including in each case the notes thereto, have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby, except as otherwise noted therein or as set forth in
Section 4.2(a) of the American Disclosure Schedule (which schedule reflects the inclusion of "barter" transactions and the effects thereof), are true, accurate and complete, do not contain any untrue statement of a material fact or omit to state a material fact required by GAAP to be stated therein or necessary in order to make the statements contained therein not misleading, and fairly present the results of operations of the American Stations, on the bases therein stated, as of the respective dates thereof, and for the respective periods covered thereby subject, in the case of unaudited financial statements, to normal year-end audit adjustments and accruals.

         (b) The Broadcast Cash Flow for the twelve (12) months ended March 31, 1996 was not less than $1,500,000 for the Philadelphia Station and $700,000 for the Detroit Station.

         4.3 Changes in Condition. Since March 31, 1996, except to the extent specifically described in Section 4.3 of the American Disclosure Schedule, there has been no Material Adverse Change in American. There is no Event known to American which Materially Adversely Affects, or (so far as American can now reasonably foresee) is likely to Materially Adversely Affect, American, except to the extent specifically described in Section 4.3 of the American Disclosure Schedule.

         4.4 Materiality. The representations and warranties set forth in this Article would in the aggregate be true and correct even without the materiality exceptions or qualifications contained therein or set forth in the American Disclosure Schedule, except for such exceptions and qualifications including without limitation those set forth in the American Disclosure Schedule which, in the aggregate for all such representations and warranties, are not and could not reasonably be expected to be Materially Adverse to American.

         4.5 Title to Properties; Leases.

         (a) There is no real property that is or will be owned by American that is or will be part of the American Assets. American will, assuming consummation of the transactions contemplated by the Marlin Agreement, have good indefeasible and merchantable title to all assets, tangible and intangible, constituting a part of the American Assets, in each case free and clear of all Liens, except
(i) Permitted Liens and (ii) Liens set forth on Section 4.5(a) of the American Disclosure Schedule. Except for financing statements evidencing Liens referred to in the preceding sentence (a true, accurate and complete list and description of which is set forth in Section 4.5(a) of the American Disclosure Schedule), no financing statements under the Uniform Commercial Code and no other filing which names American or Marlin as debtor or which covers or purports to cover any of the American Assets is on file in any state or other jurisdiction, and neither Marlin nor American has signed or agreed to sign any such financing statement or filing or any agreement authorizing any secured party thereunder to file any such financing statement or filing. Except as otherwise set forth in Schedule 4.5(a) of the American Disclosure Schedule, each Lease or other occupancy or other agreement under which American will, assuming consummation of the transactions contemplated by the Marlin Agreement, hold real or personal property constituting a part of the American Assets has been duly authorized, executed and delivered by American and, to American's knowledge, information and belief, each of the other parties thereto, and is a legal, valid and binding obligation of American, and, to American's knowledge, information and belief, each of the other parties thereto, enforceable in accordance with its terms. American will, assuming consummation of the transactions contemplated by the Marlin Agreement, have a valid leasehold interest in and enjoy peaceful and undisturbed possession under all Leases pursuant to which it will hold any such real property or tangible personal property. Assuming consummation of the transactions contemplated by the Marlin Agreement, (x) all of such Leases will be valid and subsisting and in full force and effect, and (y) neither American nor, to American's knowledge, information and belief, any other party thereto, will be in default in the performance, observance or fulfillment of any obligation, covenant or condition contained in any such Lease.

         (b) Section 4.5(b) of the American Disclosure Schedule contains a true, accurate and complete description of all real property constituting a part of the American Assets which will, assuming consummation of the transactions contemplated by the Marlin Agreement, be leased by American and all Leases under which such real property will, assuming such consummation, be leased, and an identification of all material items of fixed assets and equipment used in the business of the American Stations (other than those constituting Excluded Assets). None of the fixed assets or equipment is subject to contracts of sale (other than pursuant to the Marlin Agreement), and none will, assuming consummation of the transactions contemplated by the Marlin Agreement, be held by American as lessee or as conditional sales vendee under any Lease or conditional sales contract and none will be subject to any title retention agreement, except as set forth in Section 4.5(b) of the American Disclosure
Schedule. Except as set forth in Section 4.5(b) of the American Disclosure Schedule, such real property (other than land), fixtures, fixed assets and other material items of personal property, including equipment, are in a state of good repair and maintenance and are in good operating condition, normal wear and tear excepted, have been maintained in a manner consistent with generally accepted standards of good engineering practice and will, assuming consummation of the transactions contemplated by the Marlin Agreement, permit the American Stations to be operated in accordance with the terms and conditions of their respective FCC Licenses and all Applicable Laws.

         (c) Except as set forth in Section 4.5(c) of the American Disclosure Schedule, American has not received any notice or otherwise been advised by Marlin that any such real property owned or leased by Marlin and reflected in
Section 4.5(b) of the American Disclosure Schedule or the use thereof, violates any applicable title covenant, condition, restriction or reservation or any applicable zoning, wetlands, land use or other Applicable Law.

         4.6 Compliance with Private Authorizations. Section 4.6 of the American Disclosure Schedule sets forth a true, accurate and complete list and description of each Private Authorization which individually is material to the American Assets or either of the American Stations, all of which are in full force and effect. American will, assuming consummation of the transactions contemplated by the Marlin Agreement, have obtained all Private Authorizations which are necessary for the ownership and operation by American of the American Assets and the American Stations and the conduct of business thereof as now conducted or as presently proposed to be conducted or which, if not obtained and maintained, could, singly or in the aggregate, Materially Adversely Affect American. American will, assuming consummation of the transactions contemplated by the Marlin Agreement, not be in breach or violation of, or in default in the performance, observance or fulfillment of, any such Private Authorization, and no Event exists or has occurred, which constitutes, or but for any requirement of giving of notice or passage of time or both would constitute, such a breach, violation or default, under any such Private Authorization, except for such defaults, breaches or violations as do not and will not have in the aggregate any Material Adverse Effect on American. No such Private Authorization is the subject of any pending or, to American's knowledge, information or belief, threatened attack, revocation or termination.

         4.7 Compliance with Governmental Authorizations and Applicable Law.

         (a) Section 4.7(a) of the American Disclosure Schedule contains a description of:

                  (i) all Legal Actions pending or, to American's knowledge, information and belief, at any time since August 1, 1994 was pending or is currently threatened against American or Marlin with respect to the business, operation or ownership of any of the American Assets or either of the American Stations;

                  (ii) all Claims and Legal Actions pending or, to American's knowledge, information and belief, threatened against American or Marlin with respect to the business, operation or ownership of any of the American Assets or either of the American Stations which, individually or in the aggregate, are reasonably likely to result in the revocation or termination of any of the FCC Licenses or the imposition of any restriction of such a nature as would Adversely affect the ownership or operations of either of the American Stations; in particular, but without limiting the generality of the foregoing, there are no applications, complaints or Legal Actions pending or, to American's knowledge, information and belief, threatened (x) before the FCC relating to the business or operations of either of the American Stations other than applications, complaints or Legal Actions which affect the radio broadcasting industry generally, or (y) before any Authority involving charges of illegal discrimination by either of the American Stations under any federal or state employment Laws; and

                  (iii) each Governmental Authorization (including without limitation all FCC Licenses) required under Applicable Laws to own and operate each of the American Stations, as currently conducted or proposed to be conducted on or prior to the Closing Date, all of which are in full force and effect.

         (b) American will, assuming consummation of the transactions contemplated by the Marlin Agreement, be the authorized legal holder of the FCC Licenses listed in Section 4.7(a) of the American Disclosure Schedule, none of which will, assuming such consummation, be subject to any restriction or condition which would limit in any respect the operations of either of the American Stations as proposed to be conducted on or prior to the Closing Date. The FCC Licenses listed in Section 4.7(a) of the American Disclosure Schedule are valid and in good standing, are in full force and effect and are not impaired in any Material respect by any act or omission of American or Marlin or either of its officers, directors, employees or agents, and the operation of each of the American Stations is in accordance in all Material respects with the FCC Licenses. All Material reports, forms and statements required to be filed by American or Marlin with the FCC with respect to each of the American Stations have been filed and are true, complete and accurate in all Material respects. To the knowledge, information and belief of American, under the FCA, there are no facts that would disqualify it as the transferee of the control of the Secret Stations.

         American will, assuming consummation of the transactions contemplated by the Marlin Agreement, have obtained all Governmental Authorizations in addition to the FCC Licenses listed in Section 4.7(a) of the American Disclosure Schedule which are necessary for the ownership or uses of the American Assets and the conduct of the business of each of the American Stations as now conducted or as presently proposed to be conducted and which, if not obtained and maintained, would singly or in the aggregate, have any Material Adverse Effect on American. No such Governmental Authorization is the subject of any pending or, to American's knowledge, information and belief, threatened
challenge  or  proceeding   to  revoke  or  terminate   any  such   Governmental
Authorization. American has no reason to believe that any such Governmental Authorization would not be renewed in the name of American by the granting Authority in the ordinary course.

         Neither Marlin nor American nor any officer or director of either (in connection with ownership, operation of the American Assets or the conduct of the business of either of the American Stations) is in or is charged by any Authority with or, to American's knowledge, information and belief, at any time since August 1, 1994 has been in or has been charged by any Authority with, or is threatened or under investigation by any Authority with respect to, breach or violation of, or default in the performance, observance or fulfillment of, any Governmental Authorization listed in Section 4.7(a) of the American Disclosure Schedule or any Applicable Law relating to the ownership and operation of the American Assets or the conduct of the business of either of the American Stations, and no Event exists or has occurred, which constitutes, or but for any requirement of giving of notice or passage of time or both would constitute, such a breach, violation or default, under

                  (x) any Governmental Authorization or any Applicable Law, except for such breaches, violations or defaults as do not and will not have in the aggregate any Material Adverse Effect on American, or

                  (y)  any  Material   requirement  of  any  insurance  carrier,
         applicable to the business or operations of the American Assets or the American Stations;

except as otherwise specifically described in Section 4.7(b) of the American Disclosure Schedule.

         (c) With respect to matters, if any, of a nature referred to in Section 4.7(a) or 4.7(b) of the American Disclosure Schedule, except as otherwise specifically described in Schedule 4.7(c) of the American Disclosure Schedule, all such information and matters set forth in the American Disclosure Schedule, if adversely determined against American, will not, in the aggregate, Materially Adversely Affect American.

         4.8 Intangible Assets. Section 4.8 of the American Disclosure Schedule sets forth a true, accurate and complete description of all Intangible Assets (other than Governmental Authorizations) relating to the ownership and operation of the American Assets or the conduct of the business of either of the American Stations to be held or used by American, including without limitation the nature of American's interest in each and the extent to which the same have been duly registered in the offices as indicated therein, assuming consummation of the transactions contemplated by the Marlin Agreement. American will, assuming such consummation, own or possess or otherwise have the right to use all such other Intangible Assets necessary for the ownership and operation of the American Assets and the conduct of the business of either of the American Stations as currently conducted. Except as set forth in Section 4.8(a) of the American Disclosure Schedule, no Intangible Assets (except Governmental Authorizations and the Intangible Assets so set forth) are required for the ownership or operation of the American Assets or the conduct of the business of either of the American Stations as currently owned, operated and conducted or proposed to be owned, operated and conducted on or prior to the Closing Date.

         4.9 Related Transactions. American will, assuming consummation of the transactions contemplated by the Marlin Agreement, not be a party or subject to any Contractual Obligation relating to the ownership and operation of the American Assets or the conduct of the business of either of the American Stations between American and any of the former stockholders of Marlin (or any of their officers, directors or stockholders) or its stockholders (or any of their officers, directors or stockholders), employees or, to the knowledge, information and belief of American, any Affiliate of any thereof, including without limitation any Contractual Obligation providing for the furnishing of services to or by, providing for rental of property, real, personal or mixed, to or from, or providing for the lending or borrowing of money to or from or otherwise requiring payments to or from, any such Person, other than (i) Employment Arrangements listed or described in Section 4.15(a) of the American Disclosure Schedule and (ii) Contractual Obligations between American and officers which constitute Excluded Assets and Nonassumed Obligations of American.

         4.10 Insurance. Marlin or one of its Affiliates maintains, with respect to the American Assets and the American Stations, policies of fire and extended coverage and casualty, liability and other forms of insurance in such amounts and against such risks and losses as are in American's reasonable business judgment prudent and American shall use reasonable business efforts to ensure than such insurance or comparable insurance is maintained in full force and effect through the Closing Date, except to the extent otherwise provided in the American Stations LMA.

         4.11 Tax Matters.

         (a) Marlin has in respect of the American Assets and the American Stations filed all Material Tax Returns which are required to be filed, and has paid, or made adequate provision for the payment of, all Taxes which have or may become due and payable pursuant to said Tax Returns and all other governmental charges and assessments received to date other than those Taxes being contested in good faith. All Taxes in respect of the American Assets and the American Stations which Marlin is required by law to withhold and collect have been duly withheld and collected, and have been paid over, in a timely manner, to the proper Authorities to the extent due and payable. Marlin has not executed any waiver to extend, or otherwise taken or failed to take any action that would have the effect of extending, the applicable statute of limitations in respect of any Tax associated with the American Assets or the American Stations for the fiscal years prior to and including the most recent fiscal year.

         (b) Federal and state income Tax Returns of American have not been examined by the IRS or applicable state Authority, and American has not been notified of any proposed examination, except as shown in Section 4.11(b) of the American Disclosure Schedule.

         4.12 Employee Retirement Income Security Act of 1974.

         (a) All group health Plans of Marlin or any ERISA Affiliate have been operated in compliance in all Material respects with the group health plan continuation coverage requirements of COBRA such that any noncompliance will not result in any Material liability to American.

         (b) No liability to the PBGC or to any other Person under Title IV of ERISA has been or is expected by American to be incurred by Marlin with respect to any Plan, and there has been no event or condition which presents a risk of termination of any Plan by the PBGC; and

         (c) Neither Marlin nor any ERISA Affiliate is or ever has been a party to any Multiemployer Plan or made contributions to any such Plan.

         4.13 Absence of Sensitive Payments. Neither Marlin nor, to American's knowledge, information and belief, any of Marlin's officers, directors, employees, agents or other representatives, has with respect to the American Assets or the American Stations (a) made any contributions, payments or gifts to or for the private use of any governmental official, employee or agent where either the payment or the purpose of such contribution, payment or gift is illegal under the laws of the United States or the jurisdiction in which made or
(b) established or maintained any unrecorded fund or asset for any purpose or made any false or artificial entries on its books.

         4.14 Inapplicability of Specified Statutes. American is not a "holding company", or a "subsidiary company" or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1945, as amended, or an "investment company" or a company "controlled" by or acting on behalf of an "investment company", as defined in the Investment Company Act of 1940, as amended, or a "carrier" or a person which is in control of a "carrier", as defined in section 11401 of Title 49, U.S.C.

         4.15 Employment Arrangements. American will, assuming consummation of the transactions contemplated by the Marlin Agreement, have no obligation or liability, contingent or other, under any Employment Arrangement with any American Station Employee, other than those listed or described in Section 4.15 of the American Disclosure Schedule. Except as described in Section 4.15 of the American Disclosure Schedule, (i) none of the American Station Employees is now, or, to American's knowledge, information and belief, since August 1, 1994, has been, represented by any labor union or other employee collective bargaining organization, and Marlin is not, and has never been, a party to any labor or other collective bargaining agreement with respect to the American Station Employees, (ii) there are no pending grievances, disputes or controversies with any union or any other employee or collective bargaining organization of such employees, or threats of strikes, work stoppages or slowdowns or any pending demands for collective bargaining by any such union or other organization, and
(iii) neither Marlin nor any of such employees is now, or, to American's knowledge, information and belief, has since August 1, 1994 been, subject to or involved in or, to American's knowledge, information and belief, threatened with, any union elections, petitions therefore or other organizational or recruiting activities, in each case with respect to any American Station
Employees. Marlin has performed in all Material respects all obligations required to be performed under all Employment Arrangements and is not in Material breach or violation of or in default or arrears under any of the terms, provisions or conditions thereof.

         4.16 Material Agreements. Listed on Section 4.16 of the American Disclosure Schedule are all Material Agreements relating to the ownership or operation of the American Assets or the conduct of the business of either of the American Stations or to which American will, assuming consummation of the transactions contemplated by the Marlin Agreement, be a party or to which it will be bound or which any of the American Assets will be subject. True, accurate and complete copies of each of such Material Agreements have been made available by American to Secret and American has provided Secret with photocopies of all such Material Agreements requested by Secret (or true, accurate and complete descriptions thereof have been set forth in Section 4.16 of the American Disclosure Schedule, if any such Material Agreements are oral). All of such Material Agreements will, assuming consummation of the transactions contemplated by the Marlin Agreement, be valid, binding and legally enforceable obligations of American and, to American's knowledge, information and belief, all other parties thereto, and American will, assuming such consummation, be validly and lawfully conducting the business of each of the American Stations and owning and operating the Subject Assets under each of such Material Agreements. Marlin has and American will, assuming consummation of the transactions contemplated by the Marlin Agreement, have duly complied with all of the terms and conditions of each such Material Agreement and not have not done or performed, or failed to do or perform (and there is no pending or, to the knowledge, information and belief of American, threatened Claim that Marlin has not so complied, done and performed or failed to do and perform) any act which would invalidate or provide grounds for the other party thereto to terminate (with or without notice, passage of time or both) such Material Agreement or impair the rights or benefits, or increase the costs, of American under any of such Material Agreements.

         4.17 Ordinary Course of Business. Marlin, from the end of its most recent fiscal quarter to the date hereof, except (i) as may be described on
Section 4.17 of the American Disclosure Schedule, (ii) as may be required or expressly contemplated by the terms of this Agreement or the Marlin Agreement, or (iii) as are reflected in the Company Financial Statements (as defined in the Marlin Agreement), with respect to the American Assets and each of the American
Stations:

                  (a) has operated its business in the normal, usual and customary manner in the ordinary and regular course of business, consistent with prior practice;

                  (b) has not sold or otherwise disposed of or contracted to sell or otherwise dispose of any of its properties or assets having a value in excess of $10,000, other than in the ordinary course of business;

                  (c) except in each case in the ordinary course of business, consistent with prior practice:

                  (i) has not incurred any obligations or liabilities (fixed, contingent or other) having a value in excess of $20,000;

                  (ii) has not entered into any commitments having a value in excess of $20,000; and

                  (iii) has not canceled any debts or claims;

                  (d) has not made or committed to make any additions to its property or any purchases of equipment, except for normal maintenance and replacements;

                  (e) except as described in Section 4.17(e) of the American Disclosure Schedule, has not increased the compensation payable or to become payable to any of its employees other than in the ordinary course of business or otherwise altered, modified or changed the terms of their employment;

                  (f) has not suffered any Material damage, destruction or loss (whether or not covered by insurance) or any acquisition or taking of property by any Authority;

                  (g) has not waived any rights of Material value without fair and adequate consideration;

                  (h) has not experienced any work stoppage;

                  (i) except in the ordinary course of business, has not entered into, amended or terminated any Lease, Governmental Authorization, Private Authorization, Material Agreement, Employment Arrangement or Contractual Obligation, or any transaction, agreement or arrangement with any Affiliate of American; and

                  (j) has not entered into any trade or barter arrangements with respect to the American Stations (i) which are outside the ordinary course of business, (ii) otherwise than in accordance with Marlin's prior policies and practices, or (iii) if, together with all trade and barter arrangements entered into after December 29, 1995, such arrangements would cause the fair value of Marlin's trade liabilities with respect to the American Stations to exceed the fair value of its trade assets with respect to such Stations by more than $250,000; provided, however, that in the event the Philadelphia Exchange shall occur and the Detroit Exchange shall not, either simultaneously or at any time thereafter, occur, the excess of the trade liabilities of the Philadelphia Stations over the trade assets of the Philadelphia Stations shall not exceed $150,000, it being understood that to the extent such $250,000 (or $150,000) is exceeded, the purchase price shall be adjusted (i.e., the American Assets (or the Philadelphia Assets) shall include cash) in an amount equal to such excess.

         4.18 Broker or Finder. No Person assisted in or brought about the negotiation of this Agreement, the Exchange or the subject matter of any other Transactions in the capacity of broker, agent or finder or in any similar capacity on behalf of American other than Blackburn & Company, Inc., which was retained by, and whose fees and expenses will be paid by, American.

         4.19 Solvency. As of the execution and delivery of this Agreement, American is, and immediately prior to giving effect to the consummation of the Exchange and the other Transactions will be, solvent.

         4.20 Environmental Matters.

         (a) Except as set forth in Section 4.20(a) of the American Disclosure Schedule, with respect to the American Assets:

                  (i) to the knowledge, information and belief of American, Marlin has not been notified that it is potentially liable under, has not received any request for information or other correspondence concerning its potential liability with respect to any site or facility under, and is not a "potentially responsible party" under, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Resource Conservation Recovery Act, as amended, or any similar state law;

                  (ii) Marlin has not entered into or received any consent decree, compliance order or administrative order issued pursuant to any Environmental Law;

                  (iii) Marlin is not a party in interest or in default under any judgment, order, writ, injunction or decree of any final order issued pursuant to any Environmental Law;

                  (iv) Marlin is, to the  knowledge,  information  and belief of
         American, in substantial compliance in all Material respects with all Environmental Laws, has, to American's knowledge, information and belief, obtained all Environmental Permits required under Environmental Laws, and is not the subject of or, to American's knowledge, information and belief, threatened with any Legal Action involving a demand for damages or other potential liability including any Lien with respect to Material violations or Material breaches of any Environmental Law; and

                  (v) Marlin has no knowledge of any past or present Event related to the American Stations or the American Assets which Event, individually or in the aggregate, will interfere with or prevent continued Material compliance with all Environmental Laws, or which, individually or in the aggregate, will form the basis of any Material Claim for the release or threatened release into the environment, of any Hazardous Material.

         (b) Except as set forth in Section  4.20(b) of the American  Disclosure
Schedule:

                  (i) Marlin has not disposed of, released, buried or placed on any property or facility owned or leased by Marlin for use in the business of the American Stations during the period that such facilities and properties were owned or leased by Marlin or on the property of any other Person any Hazardous Materials which to American's knowledge, information and belief could reasonably form the basis for a Material Claim (provided, that with respect to the underground fuel oil storage tank referred to in such Section 4.20(b) of the American Disclosure Schedule, American represents only that it has no knowledge that any releases of Hazardous Materials from such tank have taken place); and

                  (ii) to the knowledge, information and belief of American, Marlin does not have any above-ground or underground fuel storage tanks on property leased by it for use in the business of the American Stations.


                                    ARTICLE 5

                                    COVENANTS

         5.1 Access to Information; Confidentiality.

         (a) Each party shall afford, and prior to the consummation of the transactions contemplated by the Marlin Agreement American will use its reasonable business efforts to cause Marlin to afford, to the other party and its accountants, counsel, financial advisors and other representatives (the "Representatives") full access during normal business hours throughout the period prior to the Closing Date to all of its (and its Subsidiaries') properties, books, contracts, commitments and records (including without limitation Tax Returns) relating to the Assets and the Stations and, during such period, shall furnish promptly upon request (i) a copy of each report, schedule and other document filed or received by any of them pursuant to the requirements of any Applicable Law (including without limitation the FCA) or filed by it or any of its Subsidiaries with any Authority in connection with the Exchange and other Transactions or which may have a Material effect on their respective
Assets or Stations or their businesses, operations, properties, prospects, personnel, condition, (financial or other), or results of operations, (ii) to the extent not provided for pursuant to the preceding clause, all financial records, ledgers, workpapers and other sources of financial information possessed or controlled by Secret or its accountants deemed by American or its Representatives necessary or useful for the purpose of performing an audit of the business of the Secret Stations and certifying financial statements and financial information, and (iii) such other information concerning any of the foregoing as American or Secret shall reasonably request. All non-public information furnished pursuant to the provisions of this Agreement, including without limitation this Section, will be kept confidential and shall not, without the prior written consent of the party disclosing such information, be disclosed by the other party in any manner whatsoever, in whole or in part, and shall not be used for any purposes, other than in connection with the Exchange and the other Transactions. In no event shall either party or any of its Representatives use such information to the detriment of the other party. Each party agrees to reveal such information only to those of its Representatives or other Persons who need to know such the information for the purpose of evaluating the Exchange and the other Transactions, who are informed of the confidential nature of such information and who shall undertake in writing (a copy of which, if requested, will be furnished to the disclosing party) to act in accordance with the terms and conditions of this Agreement.

         (b) Subject to the terms and conditions of Section 5.1(a), each party may disclose such information as may be necessary in connection with seeking all Governmental and Private Authorizations or that is required by Applicable Law to be disclosed. In the event that this Agreement is terminated in accordance with its terms, each party shall promptly redeliver all non-public written material provided pursuant to this Section or any other provision of this Agreement or otherwise in connection with the Exchange and the other Transactions and shall not retain any copies, extracts or other reproductions in whole or in part of such written material other than one copy thereof which shall be delivered to independent counsel for such party.

         (c) No investigation pursuant to this Section or otherwise shall affect any representation or warranty in this Agreement of either party or any condition to the obligations of the parties hereto.

         5.2 Agreement to Cooperate.

         (a) Each of the parties  hereto shall use reasonable  business  efforts
(x) to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under Applicable Law to consummate the Exchange and make effective the other Transactions, and (y) to refrain from taking, or cause to be taken, any action and to refrain from doing or causing to be done, any thing which could impede or impair the consummation of the Exchange or the making effective of the other Transactions, including, in all cases, without limitation using its reasonable business efforts (i) to prepare and file with the applicable Authorities as promptly as practicable after the execution of this Agreement all requisite applications and amendments thereto, together with related information, data and exhibits, necessary to request issuance of orders approving the Exchange and the other Transactions by all such applicable Authorities, each of which must be obtained or become final in order to satisfy the condition applicable to it set forth in Section 6.1(c), (ii) to obtain all necessary or appropriate waivers, consents and approvals, (iii) to effect all necessary registrations, filings and submissions (including without limitation filings under the Hart-Scott- Rodino Act and all filings necessary for American and Secret to own and operate the Secret Stations and the American Stations, respectively), (iv) to lift any injunction or other legal bar to the Exchange or any of the other Transactions (and, in such case, to proceed with the Exchange and the other Transactions as expeditiously as possible), and (v) to obtain the satisfaction of the conditions specified in Article 6, including without limitation the truth and correctness as of the Closing Date as if made on and as of the Closing Date of the representations and warranties of such party and the performance and satisfaction as of the Closing Date of all agreements and conditions to be performed or satisfied by such party. Without limiting the generality of the foregoing, the parties acknowledge and agree that the assignment of the FCC Licenses as contemplated by this Agreement is subject to the prior consent and approval of the FCC. Within ten (10) business days following the consummation of the transactions contemplated by the Marlin Agreement, Secret and American shall file with the FCC appropriate applications for FCC Consents. The parties shall prosecute said applications with all reasonable diligence and otherwise use reasonable business efforts to obtain the grant of FCC Consents to such applications as expeditiously as practicable. If the FCC Consents, or any of them, imposes any condition on either party hereto (or, in the case of American, Marlin or Franklin), such party shall use reasonable business efforts to comply with such condition unless compliance would be unduly burdensome or would have a Material Adverse Effect upon it. If reconsideration or judicial review is sought with respect to any FCC Consent, Secret and American shall oppose such efforts to obtain reconsideration or judicial review (but nothing herein shall be construed to limit any party's right to terminate this Agreement pursuant to the provisions of Section 7.1). The Exchange is expressly conditioned upon the grant of the Final Order as to the FCC Consents for the transfer of the FCC Licenses for the Stations without any condition Materially Adverse to the party acquiring such Stations.

         (b) The parties shall cooperate with one another in the preparation, execution and filing of all Returns, questionnaires, applications, or other documents regarding any real property transfer or gains, sales, use, transfer, value added, stock transfer and stamp Taxes, any transfer, recording, registration and other fees, and any similar Taxes which become payable in connection with the Exchange and the other Transactions that are required or permitted to be filed on or before the Closing Date.

         (c) Secret shall cooperate and use its reasonable business efforts to cause its independent accountants to reasonably cooperate with American, and at American's expense, in order to enable American to have its independent accountants prepare audited financial statements for the Secret Stations described in Section 6.2(d). Without limiting the generality of the foregoing, Secret agrees that it will (i) consent to the use of such audited financial statements in any registration statement or other document filed by American (or any of its Subsidiaries) under the Securities Act or the Exchange Act and (ii) execute and deliver, and cause its partners and officers to execute and deliver, such "representation" letters as are customarily delivered in connection with audits and as American's independent accountants may reasonably request under the circumstances.

         (d) Simultaneously with the acquisition by American of the American Stations, but subject to the conditions that (i) all of the representations and warranties of American set forth in Article 4 shall be true and correct in all material respects as of the date of such acquisition with the same force and effect as though made on and as of such date except those which speak as of a certain date which shall continue to be true and correct as of such date of acquisition (including without limitation giving effect to any later obtained knowledge, information or belief of Secret or American), and (ii) no Legal Action shall be pending before or threatened in writing by any Authority seeking to enjoin, restrain, prohibit or make illegal or to impose any Materially Adverse conditions in connection with, the consummation of the Exchange and the other Transactions, or which might, in the reasonable business judgment of either Secret or American, based upon the advice of counsel, have a Material Adverse Effect on the Assets and Stations to be acquired by it (it being understood and agreed that a written request by any Authority for information with respect to the Exchange or any other Transaction, which information could be used in connection with such Legal Action, shall not be deemed to be a threat of any such Legal Action), American and Secret shall execute and deliver local management agreements with respect to each of the American Stations substantially in the form of Exhibit A-2 (Detroit) and A-3 (Philadelphia) attached hereto and made a part hereof (collectively, the "American Stations LMA"). The parties acknowledge and agree that they have heretofore executed and delivered a local management agreement with respect to each of the Secret Stations substantially in the form of Exhibit A-1 attached hereto and made a part hereof (the "Secret Stations LMA"). Anything in this Agreement to the contrary notwithstanding, including without limitation any provision of Articles 3 and 4 and Sections 6.2 and 6.3, (A) Secret shall not be liable in any respect to the extent any of its representations and warranties contained in Article 3, and American shall not be liable in any respect to the extent any of its representations and warranties contained in Article 4, are not true and correct in any material respect on and as of the Closing Date due solely to the existence and operation of the Secret Stations LMA and the American Stations LMA, respectively, (B) the conditions set forth in Sections 6.2(f) and 6.3(e) shall not be deemed to be not satisfied as a result of any action or failure to act of American pursuant to the provisions of the Secret Stations LMA and of Secret pursuant to the provisions of the American Stations LMA, respectively, and (C) the certificates to be delivered to American and Secret pursuant to the provisions of Section 6.2(c) and 6.3(c), respectively, shall not be required to address any of such representations and warranties that are not true and correct in any material respect on and as of the Closing Date due to the existence and operation of such agreements.

         (e) The parties to this Agreement intend the Philadelphia Exchange (and, if applicable, the Detroit Exchange) to qualify as an exchange described in Section 1031 of the Code and shall use their reasonable best efforts to cooperate in achieving such a result. Notwithstanding the preceding sentence, the parties to this Agreement will rely solely on their own advisors in determining the tax consequences of the transactions contemplated by this
Agreement and each party is not relying, and will not rely, on any representations or assurances of any other party regarding such consequences other than the representations, warranties, covenants and agreements set forth in writing in this Agreement or furnished pursuant to the provisions hereof.

         5.3 Public Announcements. Until the Closing, or in the event of termination of this Agreement, each party shall consult with the other before issuing any press release or otherwise making any public statements with respect to this Agreement, the Exchange or any other Transaction and shall not issue any such press release or make any such public statement without the prior consent of the other. Notwithstanding the foregoing, Secret acknowledges and agrees that American may, without the prior consent of Secret, issue such press releases or make such public statements as may be required by Applicable Law, in which case, to the extent practicable, American will consult with Secret regarding the nature, extent and form of such press release or public statement.

         5.4 Notification of Certain Matters. Each party shall give prompt notice to the other, of the occurrence or non-occurrence of any Event the occurrence or non-occurrence of which would be likely to cause (i) any representation or warranty made by it contained in this Agreement (and, in the case of American, of Marlin in the Marlin Agreement) to be untrue or inaccurate in any respect such that one or more of the conditions of Closing might not be satisfied, or (ii) any covenant, condition or agreement made by it contained in this Agreement (and, in the case of American, of Marlin in the Marlin Agreement) not to be complied with or satisfied, or (iii) any change to be made in the Secret Disclosure Schedule or the American Disclosure Schedule, as the case may be, in any respect such that one or more of the conditions of Closing might not be satisfied, and any failure made by it (and, in the case of American, of Marlin in the Marlin Agreement) to comply with or satisfy, or be able to comply with or satisfy, any covenant, condition or agreement to be complied with or satisfied by it hereunder (or thereunder) in any respect such that one or more of the conditions of Closing might not be satisfied; provided, however, that the delivery of any notice pursuant to this Section shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

         5.5 No Solicitation. Each party shall not, nor shall it permit any Subsidiary, or any of its Representatives (including, without limitation, any investment banker, broker, finder, attorney or accountant retained by it) to, initiate, solicit or facilitate, directly or indirectly, any inquiries or the making of any proposal with respect to any Alternative Transaction, engage in any discussions or negotiations concerning, or provide to any other Person any information or data relating to, it or any Subsidiary for the purposes of, or otherwise cooperate in any way with or assist or participate in, or facilitate any inquiries or the making of any proposal which constitutes, or may reasonably be expected to lead to, a proposal to seek or effect any Alternative Transaction, or agree to or endorse any Alternative Transaction. "Alternative Transaction" means a transaction or series of related transactions (other than the Exchange and the other Transactions) resulting in (i) any merger or consolidation of either, regardless of whether it is the surviving Entity unless the surviving Entity remains obligated under this Agreement to the same extent as it was, or (ii) any sale or other disposition of all or any substantial part of the Assets owned by it or either of the Stations owned or, in the case of American, to be owned by it. The provisions of this Section shall apply to each of American's Subsidiaries.


                                    ARTICLE 6

                               CLOSING CONDITIONS

         6.1 Conditions to Obligations of Each Party to Effect the Exchange. The respective obligations of each party to effect the Exchange shall, except as hereinafter provided in this Section, be subject to the satisfaction at or prior to the Closing Date of the following conditions, any or all of which may be waived, in whole or in part, to the extent permitted by Applicable Law:

                  (a) The acquisition of the American Stations, pursuant to the consummation of the transactions contemplated by the Marlin Agreement, shall have occurred without the waiver by American of any material condition to such consummation which could have a Material Adverse Effect on the American Stations or the American Assets, unless either
         (i) American shall have agreed to indemnify and hold harmless Secret with respect to the consequences of such waiver on terms reasonably satisfactory to American and Secret, or (ii) in the event the subject matter of such waiver is such that indemnification is not capable of providing Secret with substantially comparable benefits it would have received had such waiver not been required, the parties shall have agreed to an adjustment in the terms of the Exchange, which they agree to negotiate in good faith;

                  (b) As of the Closing Date, no Legal Action shall be pending before or threatened in writing by any Authority seeking to enjoin, restrain, prohibit or make illegal or to impose any Materially Adverse conditions in connection with, the consummation of the Exchange and the other Transactions, or which might, in the reasonable business judgment of American or Secret, based upon the advice of counsel, have a Material Adverse Effect on the Assets and Stations to be acquired by it, it being understood and agreed that a written request by any Authority for information with respect to the Exchange or any other Transaction, which information could be used in connection with such Legal Action, shall not be deemed to be a threat of any such Legal Action;

                  (c) All authorizations, consents, waivers, orders or approvals required to be obtained from all Authorities, and all filings, submissions, registrations, notices or declarations required to be made by American and Secret with any Authority, prior to the consummation of the Exchange and the other Transactions, shall have been obtained from, and made with, the FCC and all other required Authorities, except for such authorizations, consents, waivers, orders, approvals, filings, registrations, notices or declarations the failure to obtain or make would not, in the reasonable business judgment of each of the parties, have a Material Adverse Effect on the Assets and Stations being acquired by such party. Without limiting the generality of the foregoing, the FCC shall have issued all necessary consents and approvals in connection with the transactions contemplated by this Agreement, the same shall have become Final Orders, and any conditions precedent to the effectiveness of such Final Orders which are specified therein shall have been satisfied as provided in Section 5.2(a); and

                  (d) Secret and American or one of its Subsidiaries shall have entered into (i) a real estate lease substantially in the form of Exhibit B-1 attached hereto and made a part hereof (the "Studio Lease") and (ii) a real estate lease substantially in the form of Exhibit B- 2 attached hereto and made a part hereof (the "Tower Lease").

Anything in this Section or elsewhere in this Agreement to the contrary notwithstanding,

                           (i) American and Secret shall be obligated to consummate (x) the Philadelphia Exchange, whether or not the Detroit Exchange (whether for cash or pursuant to one or more Like-Kind Exchanges) can then be consummated, and (y) the Detroit Exchange, if permitted by the FCC, notwithstanding the pendency of license renewal proceedings before the FCC with respect to the Detroit Station; provided, however, that none of the parties shall be obligated to consummate the Detroit Exchange prior to the consummation of the Philadelphia Exchange;

                           (ii) In the event American is unwilling to consummate
                  the acquisition of the American Stations pursuant to the Marlin Agreement because of a breach of warranty or misrepresentation on the part of Marlin or the failure of Marlin to perform any of its obligations or agreements thereunder or to satisfy one or more of the conditions to American's obligations to consummate such acquisition (any such breach, misrepresentation or failure being herein referred to as a "Marlin Breach"), and Secret desires American to waive such Marlin Breach, whether or not the same could have a Material Adverse Effect on American, American shall be obligated to waive such Marlin Breach and to consummate such acquisition in the event Secret shall have agreed (x) to waive the comparable provisions of this Agreement (without any adjustment in the amount or form of consideration to be exchanged hereunder), and (y) in the event the Exchange is not consummated in its entirety, (i) to indemnify and hold harmless American with respect to the consequences of such waiver on terms reasonably satisfactory to American and Secret or, in the event the subject matter of such waiver is such that indemnification is not capable of providing American with substantially comparable benefits it would have received had such waiver not been required, (ii) the parties shall have agreed to a monetary or other payment by Secret to American, which they agree to negotiate in good faith.; and

                           (iii) American  shall not consent to the  termination
                  of the Marlin Agreement without the prior written consent of Secret which consent shall not unreasonably be withheld, delayed or conditioned.

         6.2 Conditions to Obligations of American. The obligation of American to effect the Exchange shall be subject to the satisfaction of the following conditions, any or all of which may be waived, in whole or in part, to the extent permitted by Applicable Law:

                  (a) All agreements, certificates, opinions and other documents shall be reasonably satisfactory in form, scope and substance to American and its counsel, and American and its counsel shall have received all information and copies of all documents, including records of corporate proceedings, which they may reasonably request in connection therewith, such documents where appropriate to be certified by proper corporate officers;

                  (b) Secret shall have furnished American and, at American's request, any bank or other financial institution providing credit to American or any Subsidiary, with favorable opinions, dated the Closing Date of Sidley & Austin, counsel for Secret, or Arthur Schiller, Esq., General Counsel of Secret, with respect to the matters set forth in Exhibit C-1 and of Wiley, Rein & Fielding, FCC counsel for Secret, with respect to the matters set forth in Exhibit C-2 and, in each case, with respect to such other matters incident to the Exchange and the other Transactions, as American or its counsel may reasonably request or which may be reasonably requested by any such bank or financial institution or their respective counsel;

                  (c) The representations, warranties, covenants and agreements of Secret contained in this Agreement or otherwise made in writing by it or on its behalf pursuant hereto or otherwise made in connection with the Exchange and the other Transactions shall be true and correct in all material respects at and as of the Closing Date with the same force and effect as though made on and as of such date except those which speak as of a certain date which shall continue to be true and correct as of such date on the Closing Date (including without limitation giving effect to any later obtained knowledge, information or belief of Secret or American); each and all of the agreements and conditions to be performed or satisfied by Secret hereunder at or prior to the Closing Date shall have been duly performed or satisfied in all material respects; and Secret shall have furnished American with such certificates and other documents evidencing the truth of such representations, warranties, covenants and agreements and the performance of such agreements or conditions as American or its counsel shall have reasonably requested;

                  (d) American shall have received from its independent accountants a report (which shall be unqualified as to the scope of the audit, access to the books and records and the cooperation of management) on the financial statements (consisting of balance sheets for each of the fiscal years ended December 31, 1994 and 1995 and statements of operations and cash flow for each of the three years in the period ended December 31, 1995) of the Secret Stations, which financial statements shall have been prepared in conformity with GAAP and Regulation S-X under the Securities Act;

                  (e) All authorizations, consents, waivers, orders or approvals required to be obtained from all Persons (other than Authorities) prior to the consummation of the Exchange and the other Transactions, including without limitation those required in order to vest fully in American all right, title and interest in and to all of the Secret Assets and the Secret Stations (including without limitation all
         Private Authorizations and Material Agreements of Secret and all modifications of Contractual Obligations heretofore requested by American and set forth in Schedule 6.2(e) of the American Disclosure Schedule) and the full enjoyment thereof shall have been obtained, without the imposition, individually or in the aggregate, of any condition or requirement which could Materially Adversely Affect Secret;

                  (f) Between the date of this Agreement and the Closing Date, there shall not have occurred and be continuing any Material Adverse Change in Secret from that reflected in the most recent Secret Financial Statements; as of the Closing Date, the FCC Licenses with respect to each of the Secret Stations shall not have been Materially and Adversely Affected by any act, or failure to act, of Secret;

                  (g) If any  simultaneous  Like-Kind  Exchange  contemplated by
         Section 2.3 is to be made as part of the Detroit Exchange, the acquisition of the New Exchange Assets and the New Exchange License which are to be the subject of such Like-Kind Exchange shall have been consummated prior to, or simultaneously with, the Detroit Exchange, unless the inability or failure to consummate such Like-Kind Exchange is due to acts, facts or circumstances other than the failure, breach or default of Secret; provided, however, that if such Like-Kind Exchange shall not be consummated prior to or simultaneously with the Detroit Exchange for any reason other than the failure, breach or default of Secret, the Detroit Exchange shall take the form of one or more deferred Like-Kind Exchanges in which event (i) this Agreement shall be assigned by American to a Qualified Intermediary, (ii) pursuant to the direction of such Qualified Intermediary, the Detroit Assets (including the Detroit License) shall be conveyed directly to Secret by Marlin, and (iii) in exchange for the Detroit License and the Detroit Assets, Secret shall pay $20,000,000 directly to such Qualified Intermediary; and

                  (h) Secret shall have delivered or cause to be delivered to American all of the Collateral Documents and other agreements, documents and instruments required to be delivered by Secret to American at or prior to the Closing pursuant to the terms of this Agreement.

         6.3 Conditions to Obligations of Secret. The obligation of Secret to effect the Exchange shall be subject to the satisfaction of the following conditions, any or all of which may be waived, in whole or in part, to the extent permitted by Applicable Law:

                  (a) All agreements, certificates, opinions and other documents shall be reasonably satisfactory in form, scope and substance to Secret and its counsel, and Secret and its counsel shall have received all information and copies of all documents, including records of corporate proceedings, which they may reasonably request in connection therewith, such documents where appropriate to be certified by proper corporate officers;

                  (b) American shall have furnished Secret and, at Secret's request, any bank of other financial institution providing credit to Secret or any Subsidiary, with favorable opinions, dated the Closing Date of Sullivan & Worcester LLP, counsel for American, with respect to the matters set forth in Exhibit D-1 and of Dow, Lohnes & Albertson, FCC counsel for American, with respect to the matters set forth in Exhibit D-2, and, in each case, with respect to such other matters incident to the Exchange and the other Transactions, as Secret or its counsel may reasonably request or which may be reasonably requested by any such bank or financial institution or their respective counsel;

                  (c) The representations, warranties, covenants and agreements of American contained in this Agreement or otherwise made in writing by it or on its behalf pursuant hereto or otherwise made in connection with the Exchange and the other Transactions shall be true and correct in all material respects at and as of the Closing Date with the same force and effect as though made on and as of such date except those which speak as of a certain date which shall continue to be true and correct as of such date on the Closing Date (including without limitation giving effect to any later obtained knowledge, information or belief of American or Secret); each and all of the agreements and conditions to be performed or satisfied by American hereunder at or prior to the Closing Date shall have been duly performed or satisfied in all material respects; and American shall have furnished Secret with such certificates and other documents evidencing the truth of such representations, warranties, covenants and agreements and the performance of such agreements or conditions as Secret or its counsel shall have reasonably requested;

                  (d) All authorizations, consents, waivers, orders or approvals required to be obtained from all Persons (other than Authorities) prior to the consummation of the Exchange and the other Transactions, including without limitation those required in order to vest fully in Secret all right, title and interest in and to all of the American Assets and the American Stations (including without limitation all Private Authorizations and Material Agreements of American and its Subsidiaries and all modifications of Contractual Obligations heretofore requested by Secret and set forth in Schedule 6.3(d) of the Secret Disclosure Schedule) and the full enjoyment thereof shall have been obtained, without the imposition, individually or in the aggregate, of any condition or requirement which could Materially Adversely Affect American;

                  (e) Between the date of this Agreement and the Closing Date, there shall not have occurred and be continuing any Material Adverse Change in American from that reflected in the most recent American Financial Statements; as of the Closing Date, the FCC Licenses with respect to each of the American Stations shall not have been Materially and Adversely Affected by any act, or failure to act, of American; and

                  (f) American shall have delivered or cause to be delivered to Secret all of the Collateral Documents and other agreements, documents and instruments required to be delivered by American or any Subsidiary of American to Secret at or prior to the Closing pursuant to the terms of this Agreement.


                                    ARTICLE 7

                        TERMINATION, AMENDMENT AND WAIVER

         7.1 Termination. This Agreement may be terminated at any time prior to the Closing Date:

                  (a) by mutual consent of Secret and American;

                  (b)  by  either  American  or  Secret  if  (i)  any  permanent injunction, decree or judgment by any Authority preventing the consummation of the Exchange shall have become final and nonappealable or (ii) the Marlin Agreement is terminated; or

                  (c) by Secret in the event (i) Secret is not in Material breach of this Agreement and none of its representations or warranties shall have become and continue to be untrue in any Material respect, and (ii) either (A) the Exchange and the other Transactions have not been consummated prior to the Termination Date and American is in Material breach of this Agreement or any of its representations or warranties shall have become and continue to be untrue in any Material respect, or (B) such a breach or untruth exists and is not capable of being cured by and will prevent or delay consummation of the Exchange by or beyond the Termination Date; or

                  (d) by American in the event (i) American is not in Material breach of this Agreement and none of its representations or warranties shall have become and continue to be untrue in any Material respect, and (ii) either (A) the Exchange and the other Transactions have not been consummated prior to the Termination Date and Secret is in Material breach of this Agreement or any of its representations or warranties shall have become and continue to be untrue in any Material respect, or (B) such a breach or untruth exists and is not capable of being cured by and will prevent or delay consummation of the Exchange by or beyond the Termination Date; or

                  (e) by American in the event (i) American is not in Material breach of this Agreement and none of its representations or warranties shall have become and continue to be untrue in any Material respect, and (ii) American requires the consent of the holders of its 9% Senior Subordinated Notes due 2006 under its Indenture, dated as of February 1, 1996, with respect to such Notes, and is either unable or, in its sole and absolute discretion, unwilling to seek, such consent.

         The term "Termination Date" shall mean March 1, 1997 or such other date as the parties may, from time to time, mutually agree.

         The right of American or Secret to terminate this Agreement pursuant to this Section shall remain operative and in full force and effect regardless of any investigation made by or on behalf of either party, any Person controlling any such party or any of their respective Representatives whether prior to or after the execution of this Agreement.

         7.2 Effect of Termination.

         (a) Except as  provided  in  Sections  5.1 and 5.3,  this  Section  and
Section  7.5,  in the event of the  termination  of this  Agreement  pursuant to
Section 7.1, this Agreement shall forthwith become void, there shall be no liability on the part of either party, or any of their respective partners, stockholders, officers or directors, to the other and all rights and obligations of either party shall cease; provided, however, that such termination shall not relieve either party from liability for any misrepresentation or breach of any of its warranties, covenants or agreements set forth in this Agreement.

         (b) In the event this Agreement is terminated by (i) Secret pursuant to the provisions of Section 7.1(c), or (ii) American pursuant to the provisions of
Section 7.1(d), then the terminating party shall be entitled to liquidated damages in the amount of $5,000,000, it being agreed that such amount shall constitute full payment for any and all damages suffered by the terminating party by reason of other party's failure to consummate the Exchange. American and Secret agree in advance that actual damages would be difficult to ascertain and that $5,000,000 is a fair and equitable amount to reimburse Secret or American, as the case may be, for damages sustained due to American's or Secret's failure to consummate the Exchange for the above-stated reasons. Notwithstanding the foregoing, each party shall have the right to seek specific performance pursuant to the provisions of Section 9.2.

         (c) In the event this Agreement is terminated (i) by the parties pursuant to the provisions of Section 7.1(a) or (ii) by Secret or American pursuant to the provision of Section 7.1 (b), except as provided in Section 7.2(a), neither of the parties shall have any further rights or remedies.

         (d) In the event this Agreement is terminated by American pursuant to the provisions of Section 7.1(e), then Secret shall be entitled to liquidated damages in the amount of $2,000,000, it being agreed that such amount shall constitute full payment for any and all damages suffered by Secret by reason of American's failure to consummate the Exchange for the reasons set forth in
Section 7.1(e). American and Secret agree in advance that actual damages would be difficult to ascertain and that $2,000,000 is a fair and equitable amount to reimburse Secret for damages sustained due to American's failure to consummate the Exchange for the above-stated reason. Secret agrees that it shall not, under such circumstances, have the right to seek specific performance pursuant to the provisions of Section 9.2.

         7.3 Amendment. This Agreement may be amended from time to time by the parties hereto at any time prior to the Closing Date but only by an instrument in writing signed by the parties hereto.

         7.4 Waiver. At any time prior to the Closing Date, except to the extent not permitted by Applicable Law, American or Secret may extend the time for the performance of any of the obligations or other acts of the other, subject, however, to the provisions of Section 7.1, waive any inaccuracies in the representations and warranties of the other contained herein or in any document delivered pursuant hereto, and waive compliance by the other with any of the agreements, covenants or conditions contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby.

         7.5 Fees, Expenses and Other Payments. All costs and expenses, incurred in connection with (a) any filing fees (including without limitation Hart-Scott-Rodino filings and FCC filing fees), transfer taxes, sales taxes, document stamps or other charges levied by any Authority in connection with this Agreement, the Exchange and the other Transactions, and (b) all severance and comparable benefits payable as a result of the termination of all American Station Employees (by American) and all Secret Station Employees (by Secret), including without limitation any of such benefits which become payable prior to the Closing Date in connection with the operation of the Secret Stations LMA or the American Stations LMA, shall be borne equally by American and Secret. All other costs and expenses incurred in connection with this Agreement, the Exchange and the other Transactions, and in compliance with Applicable Law and Contractual Obligations as a consequence hereof and thereof, including without limitation fees and disbursements of counsel, financial advisors and accountants incurred by the parties hereto shall be borne solely and entirely by the party which has incurred such costs and expenses (with respect to such party, its "Expenses").


                                    ARTICLE 8

                                 INDEMNIFICATION

         8.1 Survival. The representations, warranties, covenants and agreements of the parties contained in or made pursuant to this Agreement or any Collateral Document shall survive the Closing and shall remain operative and in full force and effect for a period of (a) two (2) years after the Closing Date or (b) the applicable statute of limitations in the case of matters of a nature referred to in Sections 3.1, 3.7(b), 4.1 and 4.7(b) (the "Indemnity Period"), regardless of any investigation or statement as to the results thereof made by or on behalf of any party hereto. No claim for indemnification, other than with respect to fraud, may be asserted after the expiration of the Indemnity Period. Notwithstanding anything herein to the contrary, any representation, warranty, covenant and agreement which is the subject of a Claim which is asserted in writing prior to the expiration of the Indemnity Period shall survive with respect to such Claim or any dispute with respect thereto until the final resolution thereof.

         8.2 Indemnification. Each party (the "indemnifying party") agrees that on and after the Closing it shall indemnify and hold harmless the other party (the "indemnified party") from and against any and all damages, claims, losses, expenses, costs, obligations and liabilities, including without limitation liabilities for all reasonable attorneys', accountants' and experts' fees and expenses including those incurred to enforce the terms of this Agreement or any Collateral Document (collectively, "Loss and Expense"), suffered, directly or indirectly, by the indemnified party by reason of, or arising out of:

                  (a) any breach of representation or warranty made by the indemnifying party pursuant to this Agreement or any Collateral Document or any failure by the indemnifying party to perform or fulfill any of its respective covenants or agreements set forth in this Agreement or any Collateral Document; or

                  (b) any Legal Action or other Claim by any third party relating to the indemnifying party or the ownership or operations of any of its Assets or the conduct of the business of its Stations to the extent such Legal Action or other Claim has also resulted in a breach of representation or warranty by the indemnifying party pursuant to this Agreement or any Collateral Document; or

                  (c) In the case of American, any Legal Action or other Claim by any third party relating to the failure of American to obtain the consent referred to in Section 7.1(e).

         8.3 Limitation of Liability. Notwithstanding the provisions of Section 8.2, after the Closing, each indemnifying party's rights to indemnification shall be subject to the following limitations: (i) the indemnified party shall be entitled to recover its Loss and Expense in respect of any Claim only in the event that the aggregate Loss and Expense for all Claims exceeds, in the aggregate, $50,000, in which event the indemnified party shall be entitled to recover all such Loss and Expense, and (ii) in no event shall the aggregate amount required to be paid by each indemnifying party pursuant to the provisions of this Section exceed $3,000,000, except for any Loss or Expense arising out of matters of a nature referred to in Sections 3.1 and 4.1 and the first paragraph of Section 3.7(b) and 4.7(b) as to which the limitations set forth in this clause (ii) shall not apply. The provisions of the immediately preceding sentence of this Section with respect to the limitation on each indemnifying party's obligation to indemnify the indemnified party in respect of Loss and Expense shall not be applicable to any claims which are based on fraud or willful or intentional breach of representation or warranty.

         8.4 Notice of Claims. If an indemnified party believes that it has suffered or incurred any Loss and Expense, it shall notify the indemnifying party promptly in writing, and in any event within the applicable time period specified in Section 8.4, describing such Loss and Expense, all with reasonable particularity and containing a reference to the provisions of this Agreement in respect of which such Loss and Expense shall have occurred. If any Legal Action is instituted by a third party with respect to which an indemnified party intends to claim any liability or expense as Loss and Expense under this Article, such indemnified party shall promptly notify the indemnifying party of such Legal Action, but the failure to so notify the indemnifying party shall not relieve such indemnifying party of its obligations under this Article, except to the extent such failure to notify prejudices such indemnifying party's ability to defend against such Claim.

         8.5 Defense of Third Party Claims. The indemnifying party shall have the right to conduct and control, through counsel of their own choosing, reasonably acceptable to the indemnified party, any third party Legal Action or other Claim, but the indemnified party may, at its election, participate in the defense thereof at its sole cost and expense; provided, however, that if the indemnifying party shall fail to defend any such Legal Action or other Claim, then the indemnified party may defend, through counsel of its own choosing, such Legal Action or other Claim, and (so long as it gives the indemnifying party at least fifteen (15) days' notice of the terms of the proposed settlement thereof and permits the indemnifying party to then undertake the defense thereof) settle such Legal Action or other Claim and to recover the amount of such settlement or of any judgment and the reasonable costs and expenses of such defense. The indemnifying party shall not compromise or settle any such Legal Action or other Claim without the prior written consent of the indemnified party.

         8.6  Exclusive  Remedy.  Except for fraud or as  otherwise  provided in
Section 9.2, the indemnification provided in this Article shall be the sole and exclusive post-Closing remedy available to either party against the other party for any Claim under this Agreement.


                                    ARTICLE 9

                               GENERAL PROVISIONS

         9.1 Notices. All notices and other communications which by any provision of this Agreement are required or permitted to be given shall be given in writing and shall be (a) mailed by first-class or express mail, or by recognized courier service, postage prepaid, (b) sent by telex, telegram, telecopy or other form of rapid transmission, confirmed by mailing (by first class or express mail, or by recognized courier service, postage prepaid) written confirmation at substantially the same time as such rapid transmission, or (c) personally delivered to the receiving party (which if other than an individual shall be an officer or other responsible party of the receiving party). All such notices and communications shall be mailed, sent or delivered as follows:

     (a)  If to American:

          116 Huntington Avenue
          Boston, Massachusetts 02116
          Attention:   Steven B. Dodge, President and Chief Executive Officer
          Telecopier No.:  (617) 375-7575
         with a copy to:

         Sullivan & Worcester LLP
         One Post Office Square
         Boston, Massachusetts 02109
         Attention:  Norman A. Bikales, Esq.
         Telecopier No.:  (617) 338-2880

   (b)   If to Secret:

         312 Walnut Street, #3550
         Cincinnati, OH  45202
         Attention:  Frank Wood, Chief Executive Officer
         Telecopier No.:

         1200 Shermer Road, 4th floor
         Northbrook, Illinois 60062
         Attention:  Arthur Schiller, Esq., General Counsel
         Telecopier No.:  (847) 498-2104

         with a copy to:

         Sidley & Austin
         One First National Plaza
         Chicago, Illinois 60603
         Attention: Dennis V. Osimitz, Esq.
         Telecopier No.: (312) 853-7036

or to such other person(s), telex or facsimile number(s) or address(es) as the party to receive any such communication or notice may have designated by written notice to the other party.

         9.2 Specific Performance; Other Rights and Remedies. Each party recognizes and agrees that in the event the other party should refuse to perform any of its obligations under this Agreement or any Collateral Document, the remedy at law would be inadequate and agrees that for breach of such provisions, each party shall, in addition to such other remedies as may be available to it at law or in equity or as provided in Article 7, be entitled to injunctive relief and to enforce its rights by an action for specific performance to the extent permitted by Applicable Law. Each party hereby waives any requirement for security or the posting of any bond or other surety in connection with any temporary or permanent award of injunctive, mandatory or other equitable relief. Nothing herein contained shall be construed as prohibiting each party from pursuing any other remedies available to it pursuant to the provisions of, and subject to the limitations contained in, this Agreement for such breach or threatened breach.

         9.3 Severability. If any term or provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative, illegal or unenforceable as applied to any particular case in any jurisdiction or jurisdictions, or in all jurisdictions or in all cases, because of the conflicting of any provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question invalid, inoperative, illegal or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative, illegal or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative, illegal or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case. Notwithstanding the foregoing, in the event of any such determination the effect of which is to Affect Materially and Adversely either party, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by Applicable Law in an acceptable manner to the end that the Exchange and the other Transactions are fulfilled and consummated to the maximum extent possible.

         9.4   Counterparts.   This   Agreement   may  be  executed  in  several
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, binding upon all of the parties. In pleading or proving any provision of this Agreement, it shall not be necessary to produce more than one of such counterparts.

         9.5 Section Headings. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         9.6 Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by, and construed in accordance with, the applicable laws of the United States of America and the laws of the State of New York applicable to contracts made and performed in such State and, in any event, without giving effect to any choice or conflict of laws provision or rule that would cause the application of domestic substantive laws of any other jurisdiction. Anything in this Agreement to the contrary notwithstanding, including without limitation the provisions of Article 8, in the event of any dispute between the parties which results in a Legal Action, the prevailing party shall be entitled to receive from the non-prevailing party reimbursement for reasonable legal fees and expenses incurred by such prevailing party in such Legal Action.

         9.7 Further Acts. Each party agrees that at any time, and from time to time, before and after the consummation of the transactions contemplated by this Agreement, it will do all such things and execute and deliver all such Collateral Documents and other assurances, as any other party or its counsel reasonably deems necessary or desirable in order to carry out the terms and conditions of this Agreement and the transactions contemplated hereby or to facilitate the enjoyment of any of the rights created hereby or to be created hereunder.

         9.8 Entire Agreement. This Agreement (together with the Disclosure Schedules and the other Collateral Documents delivered in connection herewith), constitutes the entire agreement of the parties and supersedes all prior agreements and undertakings, both written and oral, between the parties, with respect to the subject matter hereof, including without limitation that certain letter of intent, dated March 29, 1996, between the parties.

         9.9 Assignment. This Agreement shall not be assignable by either party and any such assignment shall be null and void, except that it shall inure to the benefit of and by binding upon any successor to each party by operation of law, including by way of merger, consolidation or sale of all or substantially all of its assets, and each party may assign its rights and remedies hereunder to any bank or other financial institution which has loaned funds or otherwise extended credit to it. In addition, American shall be entitled to assign this Agreement in connection with one or more deferred Like-Kind Exchanges with respect to the Detroit Assets and/or the Detroit License, and, in the event of any such assignment, Secret agrees to execute, upon the request of American an acknowledgment of such assignment and its consent thereto.

         9.10 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party, and nothing in this Agreement, express or implied, is intended to or shall confer upon any Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, except as otherwise provided in Section 9.9.

         9.11 Mutual Drafting. This Agreement is the result of the joint efforts of American and Secret, and each provision hereof has been subject to the mutual consultation, negotiation and agreement of the parties and there shall be no construction against either party based on any presumption of that party's involvement in the drafting thereof.

         IN WITNESS WHEREOF, American and Secret have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                               AMERICAN RADIO SYSTEMS CORPORATION


                               By:_____________________________________
                                   Name:
                                   Title:


                               SECRET COMMUNICATIONS LIMITED PARTNERSHIP

                               By Broadcast Alchemy, L.P., a General Partner By Lane Broadcasting, Inc., its General Partner


                               By:______________________________________
                                   Name:
                                   Title:

                               ARS ACQUISITION II, INC.
                               (formerly Marlin Broadcasting,  Inc.)


                               By:______________________________________
                                   Name:
                                   Title:

                               FRANKLIN BROADCASTING COMPANY


                               By:______________________________________
                                   Name:
                                   Title:

                                                                 APPENDIX A

                                   DEFINITIONS

         As used in this Agreement, unless the context otherwise requires, the following terms (or any variant in the form thereof) have the following respective meanings. Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa, and the reference to any gender shall be deemed to include all genders. Unless otherwise defined or the context otherwise clearly requires, terms for which meanings are provided herein shall have such meanings when used in either Disclosure Schedule, and each Collateral Document executed or required to be executed pursuant hereto or thereto or otherwise delivered, from time to time, pursuant hereto or thereto. References to "hereof", "herein" or similar terms are intended to refer to the Agreement as a whole and not a particular section, and references to "this Section" are intended to refer to the entire section and not a particular subsection thereof.

         Accounts Receivable shall mean (a) any and all rights to the payment of money or other forms of consideration of any kind at any time now or hereafter owing or to be owing to American or Secret, as the case may be, attributable to the sale of time or talent on one of its Stations (whether classified under the Uniform Commercial Code of any state as accounts, contract rights, chattel paper, general intangibles or otherwise), including without limitation accounts receivable, letters of credit and the right to receive payment thereunder, chattel paper, insurance proceeds, contract rights, notes, drafts, instruments, documents, acceptances, and all other debts, obligations and liabilities in whatever form now or hereafter owing from any other Person, all guarantees, security and Liens for the payment of any thereof, and all of American's or Secret's, as the case may be, rights to goods, now owned or hereafter acquired, sold (delivered, undelivered, in transit or returned) which may be represented thereby; and (b) all proceeds of any of the foregoing.

         Adverse, Adversely, when used alone or in conjunction with other terms (including without limitation "Affect," "Change" and "Effect") shall mean any Event which is reasonably likely, in the reasonable business judgment of American or Secret, as the case may be, to be expected to (a) adversely affect the validity or enforceability of this Agreement or the likelihood of consummation of the Exchange, or (b) adversely affect the business, operations, management, properties or prospects, or the condition, financial or other, or results of operation of the Secret Stations or the American Stations (or, in the event of a consummation of the Philadelphia Exchange which is not contemporaneous with the Detroit Exchange, the Philadelphia Station), as the case may be, or (c) impair Secret's or American's, as the case may be, ability to fulfill its obligations under the terms of this Agreement, or (d) adversely affect the aggregate rights and remedies of American or Secret, as the case may be, under this Agreement. Notwithstanding the foregoing, and anything in this Agreement to the contrary notwithstanding, any Event affecting the radio broadcasting industry generally shall not be deemed to constitute an Adverse Change, have an Adverse Effect or to Adversely Affect or Effect.

         Affiliate, Affiliated shall mean, with respect to any Person, (a) any other Person at the time directly or indirectly controlling, controlled by or under direct or indirect common control with such Person, (b) any other Person of which such Person at the time owns, or has the right to acquire, directly or indirectly, twenty percent (20%) or more of any class of the capital stock or beneficial interest, (c) any other Person which at the time owns, or has the right to acquire, directly or indirectly, twenty percent (20%) or more of any class of the capital stock or beneficial interest of such Person, (d) any executive officer or director of such Person, (e) with respect to any partnership, joint venture or similar Entity, any general partner thereof, and
(f) when used with respect to an individual, shall include any member of such individual's immediate family or a family trust.

         Agreement shall mean this Agreement as originally in effect, including, unless the context otherwise specifically requires, this Appendix A, the American Disclosure Schedule, the Secret Disclosure Schedule and all exhibits hereto, and as any of the same may from time to time be supplemented, amended, modified or restated in the manner herein or therein provided.

         American shall have the meaning given to it in the Preamble.

         American Assets shall have the meaning given to it in Section 2.1.

         American   Disclosure  Schedule  shall  mean  the  American  Disclosure
Schedule dated as of the date of this Agreement delivered by American to Secret.

         American  Financial  Statements  shall have the meaning  given to it in
Section 4.2(a).

         American License shall have the meaning given to it in Section 2.1.

         American  Station  Employees  shall  have  the  meaning  given to it in
Section 4.12(a).

         American Stations shall have the meaning given to it in the third Whereas paragraph.

         American Stations LMA shall have the meaning given to it in Section 5.2(d).

         American's knowledge (including the term "to the knowledge, information and belief of American") means the knowledge of any American director or executive officer, and that such director or executive officer, after reasonable inquiry of appropriate American executives and reasonable review of appropriate American records, to the degree customary in connection with transactions such as the Exchange, shall have reason to believe and shall believe that the subject representation of warranty is true and accurate as stated.

         Applicable Law shall mean any Law of any Authority, whether domestic or foreign, including without limitation all federal and state securities and Environmental Laws, to which a Person is subject or by which it or any of its business or operations is subject or any of its property or assets is bound.

         Assets shall mean the business and the tangible and intangible assets used in connection with the conduct of the business or operations of one or more of the Stations, which business and assets are being exchanged, transferred or otherwise conveyed hereunder, including without including without limitation the following:

                  (a) the Personal Property;

                  (b) the Real Property;

                  (c) the Governmental Authorizations;

                  (d) the Contracts (other than the Nonassumed Obligations);

                  (e) all Intellectual Property and other proprietary information, which relate to the Station, including without limitation, technical information and data, machinery and equipment warranties, maps, computer discs and tapes, plans, diagrams, blueprints and schematics, including filings with the FCC which relate to the Stations;

                  (f) all claims, choses in action and rights under warranties relating to any Station or any of the Assets;

                  (g) all books and records relating to the business or operations of each Station, including executed copies of the written Contracts, and all records required by the FCC to be kept, subject to the right of the conveying party to have such books and records made available to it for a reasonable period, not to exceed three (3) years; and

                  (h) any and all products, profits and proceeds of, and including without limitation any Claims with respect to, any of the foregoing;

provided, however, that notwithstanding the foregoing, the term Assets shall not include any of the Excluded Assets.

         Assumed  Liabilities  shall  have the  meaning  given to it in  Section
2.2(c).

         Authority shall mean any governmental or quasi-governmental authority, whether administrative, executive, judicial, legislative or other, or any combination thereof, including without limitation any federal, state, territorial, county, municipal or other government or governmental or quasi-governmental agency, arbitrator, authority, board, body, branch, bureau, central bank or comparable agency or Entity, commission, corporation, court, department, instrumentality, master, mediator, panel, referee, system or other political unit or subdivision or other Entity of any of the foregoing, whether domestic or foreign.

         Benefit Arrangement shall mean any material benefit arrangement that is not a Plan, including (a) any employment or consulting agreement (b) any arrangement providing for insurance coverage or workers' compensation benefits,
(c) any incentive bonus or deferred bonus arrangement, (d) any arrangement providing termination allowance, severance or similar benefits, (e) any equity compensation plan, (f) any deferred compensation plan, and (g) any compensation policy and practice, but only to the extent that it covers or relates to any officer, employee or other Person involved in the ownership and operation of the Assets or the conduct of the business of any of the Stations.

         Broadcast Cash Flow shall mean, with respect to the American Stations and the Secret Stations, the excess, if any, of the net revenues (exclusive of trade or barter items) of such Stations over operating expenses (exclusive of trade or barter items and corporate overhead) of such Stations.

         Claims shall mean any and all debts, liabilities, obligations, losses, damages, deficiencies, assessments and penalties, together with all Legal Actions, pending or threatened, claims and judgments of whatever kind and nature relating thereto, and all fees, costs, expenses and disbursements (including without limitation reasonable attorneys' and other legal fees, costs and expenses) relating to any of the foregoing.

         Closing shall have the meaning given to it in Section 2.4.

         Closing Date shall have the meaning given to it in Section 2.4.

         COBRA shall mean the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, as set forth in Section 4980B of the Code and Part 6 of Subtitle B of Title I of ERISA.

         Code shall mean the Internal Revenue Code of 1986, and the rules and regulations thereunder, all as from time to time in effect, or any successor law, rules or regulations, and any reference to any statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision.

         Collateral Document shall mean any agreement, certificate, contract, instrument, notice, opinion or other document delivered pursuant to the provisions of this Agreement or any Collateral Document, including without limitation the American Stations LMA, the Secret Stations LMA, the Real Estate Leases and any agreements executed in connection with a Like-Kind Exchange pursuant to the provisions of Section 2.3.

         Contract, Contractual Obligation shall mean any agreement, arrangement, commitment, contract, covenant, indemnity, undertaking or other obligation or liability which involves the ownership and operation of the Assets or the conduct of the business of any of the Stations.

         Control (including the terms "controlled," "controlled by" and "under common control with") means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management or policies of a Person, or the disposition of such Person's assets or properties, whether through the ownership of stock, equity or other ownership, by contract, arrangement or understanding, or as trustee or executor, by contract or credit arrangement or otherwise.

         Detroit Assets shall have the meaning given to it in Section 2.1.

         Detroit Exchange shall have the meaning given to it in Section 2.1.

         Detroit License shall have the meaning given to it in the third Whereas paragraph.

         Detroit Station shall have the meaning given to it in the third Whereas paragraph.

         Disclosure Schedule shall mean the American Disclosure Schedule or the Secret Disclosure Schedule, as the case may be.

         Employment Arrangement shall mean, with respect to American or Secret, any employment, consulting, retainer, severance or similar contract, agreement, plan, arrangement or policy (exclusive of any which is terminable within thirty
(30) days without liability, penalty or payment of any kind by such Person or any Affiliate), or providing for severance, termination payments, insurance coverage (including any self-insured arrangements), workers compensation, disability benefits, life, health, medical, dental or hospitalization benefits, supplemental unemployment benefits, vacation or sick leave benefits, pension or retirement benefits or for deferred compensation, profit-sharing, bonuses, stock options, stock purchase or appreciation rights or other forms of incentive compensation or post-retirement insurance, compensation or post-retirement insurance, compensation or benefits, or any collective bargaining or other labor agreement, whether or not any of the foregoing is subject to the provisions of ERISA, but only to the extent that it covers or relates to any officer, employee or other Person involved in the ownership and operation of any of the Assets or the conduct of the business of any of the Stations.

         Encumber shall mean to suffer, accept, agree to or permit the imposition of a Lien.

         Entity shall mean any corporation, firm, unincorporated organization, association, partnership, limited liability company, trust (inter vivos or testamentary), estate of a deceased, insane or incompetent individual, business trust, joint stock company, joint venture or other organization, entity or business, whether acting in an individual, fiduciary or other capacity, or any Authority.

         Environmental Law shall mean any Law relating to or otherwise imposing liability or standards of conduct concerning pollution or protection of the environment, including without limitation Laws relating to emissions, discharges, releases or threatened releases of Hazardous Materials or other chemicals or industrial pollutants, substances, materials or wastes into the environment (including, without limitation, ambient air, surface water, ground water, mining or reclamation or mined land, land surface or subsurface strata) or otherwise relating to the manufacture, processing, generation, distribution, use, treatment, storage, disposal, cleanup, transport or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances, materials or wastes. Environmental Laws shall include without limitation the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 6901 et seq.), the Hazardous Material Transportation Act (49 U.S.C. Section 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Occupational Safety and Health Act (29 U.S.C. Section 651 et seq.), the Federal Insecticide Fungicide and Rodenticide Act (7 U.S.C. Section 136 et seq.), and the Surface Mining Control and Reclamation Act of 1977 (30 U.S.C. Section 1201 et seq.), and any analogous federal, state, local or foreign, Laws, and the rules and regulations promulgated thereunder all as from time to time in effect, and any reference to any statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision.

         Environmental Permit shall mean any Governmental Authorization required by or pursuant to any Environmental Law.

         ERISA shall mean the Employee Retirement Income Security Act of 1974, and the rules and regulations thereunder, all as from time to time in effect, or any successor law, rules or regulations, and any reference to any statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision.

         ERISA Affiliate shall mean any Person that is treated as a single employer with Secret, American or Marlin, as the case may be, under Sections 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA.

         Event shall mean the existence or occurrence of any act, action, activity, circumstance, condition, event, fact, failure to act, omission, incident or practice, or any set or combination of any of the foregoing.

         Exchange shall have the meaning given to it in Section 2.1 and, as applicable, shall include (a) any Like-Kind Exchange pursuant to the provisions of Section 2.3, and (b) in the event of more than one Closing, each exchange of Stations to be consummated at each such Closing.

         Exchange Act shall mean the Securities Exchange Act of 1934, and the rules and regulations thereunder, all as from time to time in effect, or any successor law, rules or regulations, and any reference to any statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision.

         Exchange Schedule shall have the meaning given to it in Section 2.1.

         Excluded Assets shall have the meaning given to it in Section 2.1.

         FCA shall mean the Communication Act of 1934, and the rules and regulations thereunder, all as from time to time in effect, or any successor law, rules or regulations, and any reference to any statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision.

         FCC shall mean the Federal Communications Commission and shall include any successor Authority.

         FCC Consents shall mean the actions of the FCC granting its consents to the transfer of the FCC Licenses relating to the Secret Stations to American and the American Stations to Secret and shall include, in the event of any Like-Kind Exchange, the New Exchange License.

         FCC Licenses shall mean all Governmental Authorizations issued by the FCC to Secret or American or its Subsidiaries in connection with the ownership, operation and conduct of the business of the Secret Stations and the American

Stations, as the case may be, and shall include, in the event of any Like-Kind Exchange, the New Exchange License and any other Governmental Authorizations issued by the FCC with respect to the Stations included within the New Exchange Assets.

         Final Order shall mean, with respect to any Authority, including without limitation the FCC, one with respect to which no appeal, no stay, no petition or application for rehearing, reconsideration, review or stay, whether on motion of the applicable Authority or other Person or otherwise, and no other Legal Action contesting such consent or approval, is in effect or pending and as to which the time or deadline for filing any such appeal, petition or application or other Legal Action has expired or, if filed, has been denied, dismissed or withdrawn, and the time or deadline for instituting any further Legal Action has expired.

         Franklin shall have the meaning given to it in the third Whereas paragraph.

         GAAP shall mean generally accepted accounting principles as in effect from time to time in the United States of America.

         Governmental Authorizations shall mean all approvals, concessions, consents, franchises, licenses, permits, plans, registrations and other authorizations of all Authorities, including the FCC Licenses, issued by the FCC, the Federal Aviation Administration and any other Authority in connection with the conduct of business or operations of any of the Stations.

         Governmental Filings shall mean all filings, including franchise and similar Tax filings, and the payment of all fees, assessments, interest and penalties associated with such filings, with all Authorities.

         Hazardous Materials shall mean and include any substance, material, waste, constituent, compound, chemical, natural or man-made element or force (in whatever state of matter): (a) the presence of which requires investigation or remediation under any Environmental Law, or (b) that is defined as a "hazardous waste" or "hazardous substance" under any Environmental Law; or (c) that is toxic, explosive, corrosive, etiologic, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and is regulated by any applicable Authority or subject to any Environmental Law; or (d) the presence of which on the real property owned or leased by such Person causes or threatens to cause a nuisance upon any such real property or to adjacent properties or poses or threatens to pose a hazard to the health or safety of persons on or about any such real property; or (e) the presence of which on adjacent properties could constitute a trespass by such Person; or (f) that contains gasoline, diesel fuel or other petroleum hydrocarbons, or any by-products or fractions thereof, natural gas, polychlorinated biphenyls ("PCBs") and PCB-containing equipment, radon or other radioactive elements, ionizing radiation, electromagnetic field radiation and other non-ionizing radiation, sonic forces and other natural forces, lead, asbestos or asbestos- containing materials ("ACM"), or urea formaldehyde foam insulation.

         Indebtedness shall mean, with respect to any Person, (a) all items, except items of capital stock or of surplus or of general contingency or deferred tax reserves or any minority interest in any Subsidiary of such Person to the extent such interest is treated as a liability with indeterminate term on the consolidated balance sheet of such Person, which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person, (b) all obligations secured by any Lien to which any property or asset owned or held by such Person is subject, whether or not the obligation secured thereby shall have been assumed, and (c) to the extent not otherwise included, all Contractual Obligations of such Person constituting capitalized leases and all obligations of such Person with respect to Leases constituting part of a sale and leaseback arrangement.

         Indebtedness for Money Borrowed shall mean, with respect to American and Secret, money borrowed and Indebtedness represented by notes payable and drafts accepted representing extensions of credit, all obligations evidenced by bonds, debentures, notes or other similar instruments, the maximum amount currently or at any time thereafter available to be drawn under all outstanding letters of credit issued for the account of such Person, all Indebtedness upon which interest charges are customarily paid by such Person, and all Indebtedness (including capitalized lease obligations) issued or assumed as full or partial payment for property or services, whether or not any such notes, drafts, obligations or Indebtedness represent Indebtedness for money borrowed, but shall not include (a) trade payables, (b) expenses accrued in the ordinary course of business, or (c) customer advance payments and customer deposits received in the ordinary course of business.

         Intangible Assets shall mean all assets and property lacking physical properties the evidence of ownership of which must customarily be maintained by independent registration, documentation, certification, recordation or other means, and shall include, without limitation, concessions, copyrights, franchises, license, patents, permits, service marks, trademarks, trade names, and applications with respect to any of the foregoing, technology and know-how.

         Intellectual Property shall mean any and all research, information, inventions, designs, procedures, developments, discoveries, improvements, patents and applications therefor, trademarks and applications therefor, service marks, trade names copyrights and applications therefor, logos, trade secrets, drawing, plans, systems, methods, specifications, computer software programs, tapes, discs and related data processing software (including without limitation object and source codes) owned by such Person or in which it has an ownership interest and all other manufacturing, engineering, technical, research and development data and know-how made, conceived, developed and/or acquired by such Person, which relate to the manufacture, production or processing of any products developed or sold by such Person or which are within the scope of or usable in connection with such Person's business as it may, from time to time, hereafter be conducted or proposed to be conducted.

         Law shall mean any (a) administrative, judicial, legislative or other action, code, consent decree, constitution, decree, directive, enactment, finding, guideline, law, injunction, interpretation, judgment, order, ordinance, policy statement, proclamation, promulgation, regulation, requirement, rule, rule of law, rule of public policy, settlement agreement, statute, or writ or any Authority, domestic or foreign; (b) the common law, or other legal or quasi-legal precedent; or (c) arbitrator's, mediator's or referee's award, decision, finding or recommendation; including, in each such case or instance, any interpretation, directive, guideline or request, whether or not having the force of law including, in all cases, without limitation any particular section, part or provision thereof.

         Lease shall mean any lease of property, whether real, personal or mixed, and all amendments thereto.

         Legal Action shall mean, with respect to any Person, any and all litigation or legal or other actions, arbitrations, counterclaims, investigations, proceedings, requests for material information by or pursuant to the order of any Authority or suits, at law or in arbitration, equity or admiralty, whether or not purported to be brought on behalf of such Person affecting such Person or any of such Person's business, property or assets.

         Lien shall mean any of the following: mortgage; lien (statutory or other); or other security agreement, arrangement or interest; hypothecation, pledge or other deposit arrangement; assignment; charge; levy; executory seizure; attachment; garnishment; encumbrance (including any easement, exception, reservation or limitation, right of way, and the like); conditional sale, title retention or other similar agreement, arrangement, device or restriction; preemptive or similar right; any financing lease involving substantially the same economic effect as any of the foregoing; the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction; restriction on sale, transfer, assignment, disposition or other alienation; or any option, equity, claim or right of or obligation to, any other Person, of whatever kind and character.

         Like-Kind Exchange shall mean an exchange of assets of the nature contemplated by the provisions of Section 1031 of the Code.

         Loss and Expense shall have the meaning given to it in Section 8.2.

         Marlin shall have the meaning given to it in the second Whereas paragraph.

         Marlin Agreement shall have the meaning given to it in the second Whereas paragraph

         Marlin Breach shall have the meaning given to it in Section 6.1.

         Material, Materially or materiality for the purposes of this Agreement, shall, unless specifically stated to the contrary, be determined without regard to the fact that various provisions of this Agreement set forth specific dollar amounts.

         Material Agreement shall mean, with respect to any Person, any Contractual Obligation which (a) was not entered into in the ordinary course of business, (b) was entered into in the ordinary course of business which (i) involved the purchase, sale or lease of goods or materials, or purchase of services, aggregating more than Ten Thousand Dollars ($10,000) during any of the last three fiscal years, (ii) extends for more than three (3) months, or (iii) is not terminable on thirty (30) days or less notice without penalty or other payment, (c) involves Indebtedness for Money Borrowed, (d) is or otherwise constitutes a written agency, broker, dealer, license, distributorship, sales representative or similar written agreement, or (e) accounted for more than three percent (3%) of the revenues of the American Stations or the Secret Stations in any of the last three fiscal years or is likely to account for more than three percent (3%) of revenues of the American Stations or the Secret Stations during the current fiscal year.

         Multiemployer Plan shall mean a Plan which is a "multiemployer plan" within the meaning of Section 4001(a)3 of ERISA.

         New Exchange Assets shall have the meaning given to it in Section 2.3.

         New Exchange License shall have the meaning given to it in Section 2.3.

         Nonassumed Obligations shall have the meaning given to it in Section 2.2(b).

         Organic Document shall mean, with respect to a Person which is a corporation, its charter, its by-laws and all stockholder agreements, voting trusts and similar arrangements applicable to any of its capital stock and, with respect to a Person which is a partnership, its agreement and certificate of partnership, any agreements among partners, and any management and similar agreements between the partnership and any general partners (or any Affiliate thereof).

         PBGC shall mean the Pension Benefit Guaranty Corporation and any Entity succeeding to any or all of its functions under ERISA.

         Permitted Liens shall mean (a) Liens for current taxes not yet due and payable, and (b) such imperfections of title, easements, encumbrances and mortgages or other Liens, if any, as are not, individually or in the aggregate, substantial in character, amount or extent and do not Materially detract from the value, or Materially interfere with the present use, of the property subject thereto or affected thereby, or otherwise Materially impair the business or operations of the Secret Stations,or the American Stations, as the case may be.

         Person shall mean any natural individual or any Entity.

         Personal Property shall mean all of the machinery, equipment, tools, vehicles, furniture, leasehold improvements, office equipment, plant, inventory, spare parts and other tangible personal property which are owned or leased by Secret or American, as the case may be, and used or useful as of the date hereof in the conduct of the business or operations of the Secret Stations or the American Stations, as the case may be, plus such additions thereto and deletions therefrom arising in the ordinary course of business between the date hereof and the Closing Date.

         Philadelphia  Asset  Exchange  shall  have the  meaning  given to it in
Section 2.1.

         Philadelphia Assets shall have the meaning given to it in Section 2.1.

         Philadelphia  Exchange  shall have the  meaning  given to it in Section
2.1.

         Philadelphia License shall have the meaning given to it in the third Whereas paragraph.

         Philadelphia  License  Exchange  shall have the meaning  given to it in
Section 2.1.

         Philadelphia Station shall have the meaning given it in the third Whereas paragraph.

         Plan shall mean, with respect to any Person and at a particular time, any employee benefit plan which is covered by ERISA and in respect of which such Person or an ERISA Affiliate is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in
Section 3(5) of ERISA, but only to the extent that it covers or relates to any officer, employee or other Person involved in the ownership and operation of the Assets or the conduct of the business of any of the Stations.

         Private Authorizations shall mean all approvals, concessions, consents, franchises, licenses, permits, and other authorizations of all Persons (other than Authorities) including without limitation those with respect to copyrights, computer software programs, patents, service marks, trademarks, trade names, technology and know-how.

         Proposed  Transferor(s)  shall have the meaning  given to it in Section
2.3.

         Qualified Intermediary shall mean a qualified intermediary within the meaning of ss. 1.1031(k)-1(g)(4) of the Regulations.

         Real Estate Leases means the Studio Lease and the Tower Lease.

         Real Property shall mean all of the fee estates and buildings and other improvements thereon, leasehold interest, easements, licenses, rights to access, right-of- way, and other real property interest which are owned or used by Secret or American, as the case may be, as of the date hereof, in the operations of any Secret Station or American Station, as the case may be, plus such additions thereto and deletions therefrom arising in the ordinary course of business between the date hereof and the Closing Date.

         Regulations shall mean the federal income tax regulations promulgated under the Code, as such Regulations may be amended from time to time. All references herein to specific sections of the Regulations shall be deemed also to refer to any corresponding provisions of succeeding Regulations, and all references to temporary Regulations shall be deemed also to refer to any corresponding provisions of final Regulations.

         Representatives shall have the meaning given to it in Section 5.1(a).

         SEC shall mean the United States Securities and Exchange Commission, or any successor Authority.

         Secret shall have the meaning given to it in the Preamble.

         Secret Assets shall have the meaning given to it in Section 2.1.

         Secret Disclosure Schedule shall mean the Secret Disclosure Schedule dated as of the date of this Agreement delivered by Secret to American.

         Secret  Financial  Statements  shall  have the  meaning  given to it in
Section 3.2(a).

         Secret Licenses shall have the meaning given to it in the first Whereas paragraph.

         Secret Station Employees shall have the meaning given it in the Section 3.12(a).

         Secret Stations shall have the meaning given it in the first Whereas paragraph.

         Secret Stations LMA shall have the meaning given it in the Section 5.2(d).

         Secret's knowledge (including the term "to the knowledge, information and belief of Secret") means the knowledge of any Secret partner (or any partner, director or executive officer of any partner), and that such Person, after reasonable inquiry of appropriate executives of Secret (and its partners) and reasonable review of appropriate Secret records, to the extent customary in transactions such as the Exchange, shall have reason to believe and shall believe that the subject representation or warranty is true and accurate as stated.

         Securities Act shall mean the Securities Act of 1933, and the rules and regulations of the SEC thereunder, all as from time to time in effect, or any successor law, rules or regulations, and any reference to any statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision.

         Stations shall mean, collectively, the Secret Stations and the American Stations and shall include, in the event of any Like-Kind Exchange, the Stations included within the New Exchange Assets.

         Studio Lease shall have the meaning given to it in Section 6.1(d).

         Subsidiary shall mean, with respect to a Person, any Entity a majority of the capital stock ordinarily entitled to vote for the election of directors of which, or if no such voting stock is outstanding, a majority of the equity interests of which, is owned directly or indirectly, legally or beneficially, by such Person or any other Person controlled by such Person.

         Tax (and "Taxable", which shall mean subject to Tax), shall mean, with respect to any Person, (a) all taxes (domestic or foreign), including without limitation any income (net, gross or other including recapture of any tax items such as investment tax credits), alternative or add-on minimum tax, gross income, gross receipts, gains, sales, use, leasing, lease, user, ad valorem, transfer, recording, franchise, profits, property (real or personal, tangible or intangible), fuel, license, withholding on amounts paid to or by such Person, payroll, employment, unemployment, social security, excise, severance, stamp, occupation, premium, environmental or windfall profit tax, custom, duty or other tax, or other like assessment or charge of any kind whatsoever, together with any interest, levies, assessments, charges, penalties, addition to tax or additional amount imposed by any Taxing Authority, (b) any joint or several liability of such Person with any other Person for the payment of any amounts of the type described in (a) and (c) any liability of such Person for the payment of any amounts of the type described in (a) as a result of any express or implied obligation to indemnify any other Person.

         Tax Claim shall mean any Claim which relates to Taxes, including without limitation the representations and warranties set forth in Section 3.11 or 4.11.

         Tax Return or Returns shall mean all returns, consolidated or otherwise (including without limitation information returns), required to be filed with any Authority with respect to Taxes.

         Taxing   Authority  shall  mean  any  Authority   responsible  for  the
imposition of any Tax.

         Termination Date shall have the meaning given to it in Section 7.1.

         Tower Lease shall have the meaning given to it in Section 6.1(d).

         Transactions shall mean the Exchange and all of the other transactions contemplated to be consummated on or prior to the Closing Date, including without limitation the execution, delivery and performance of the Collateral Documents and any Like-Kind Exchange.